                                                                   EXHIBIT 10.10

                           TEMPORARY SPACE AGREEMENT
                           -------------------------

                               AEW/PARKER, LLC

                          c/o Parker Properties, Inc.
                                 95 Enterprise
                                   Suite 300
                         Aliso Viejo, California 92656

                              Date: June 3, 1999

eCommercial.com
2923 Via San Gorgonia
San Clemente, California 92672
Attention:  Mr. Tom Blakeley

     Re:  That certain Lease (the "Lease") dated June 3, 1999 between
          AEW \ Parker, LLC, a California limited liability company ("Landlord") and eCommercial.com, a Nevada corporation ("Tenant") for space (the "Premises") more particularly described in the Lease and located on the third (3rd) floor of the building located at 101 Enterprise, Aliso Viejo, California (the "Building").

Ladies and Gentlemen:

     As additional consideration for Tenant's having entered into the Lease with Landlord and for other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows.

     1.   Temporary Premises. Landlord hereby agrees to lease to Tenant and
          ------------------
Tenant hereby agrees to lease from Landlord certain premises (the "Temporary Premises") known as Suite 360 located on the third (3rd) floor of the building located at 95 Enterprise, Aliso Viejo, California (the "Temporary Premises Building"), which Temporary Premises contains approximately 1,561 rentable square feet and is delineated on Exhibit "A" attached hereto and made a part hereof, in its "as is" condition as of the date hereof.

     2.   Term.  The term of Tenant's lease of the Temporary Premises shall
          ----
commence upon the date upon which Landlord and Tenant have fully executed and delivered the Lease, and shall continue until the "Lease Commencement Date," as that term is defined in the Lease, at which time Tenant's lease of the Temporary Premises shall automatically terminate and be of no further force or effect.

     3.   Rent.  Tenant shall be obligated to pay Base Rent in monthly
          ----
installments of Three Thousand Seven Hundred Forty-Six and 40/100 Dollars ($3,746.40) in connection with Tenant's lease of the Temporary Premises. Tenant shall not be required to pay Tenant's Share of Operating Expenses in connection with Tenant's occupancy of the Temporary Premises.

     4.   Incorporation of Lease Provisions.  Except to the extent such
          ---------------------------------
provisions conflict with this Temporary Space Agreement, the following Articles and/or Sections of the Lease are hereby incorporated herein as if stated in their entirety: Articles 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16,
18, 19, 20, 23, 24, 25, 26, 27, 28, and 29 of the Lease and Exhibit B attached to the Lease. Landlord and Tenant specifically agree that Articles 17, 21, and 22 of the Lease, Exhibits A, B, C, E and G attached to the Lease shall have no applicability to this Temporary Space Agreement.

     5.   Letter of Credit.  Landlord and Tenant agree that the "L-C," as that
          ----------------
term is defined in the Lease, shall secure the obligations of Tenant under this Temporary Space Agreement. Accordingly, in the event that Tenant defaults with respect to any of the provisions of this Temporary Space Agreement, then Landlord may, but shall not be obligated to, draw upon the L-C, in accordance with the terms of Section 21.2 of the Lease.

     6.   Lease in Full Force and Effect. Except as explicitly set forth in this
          ------------------------------
Temporary Space Agreement, all defined terms herein shall have their respective meanings as set forth in the Lease and the terms and provisions of the Lease shall be and remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Temporary Space Agreement to be executed on the day and date first above written.

                              "Landlord":

                              AEW/PARKER, LLC,
                              a California limited liability company

                              By:  Eastrich Aliso, LLC,
                                   a Delaware limited liability company,
                                   Member - Manager

                                      By: /s/ James Flynn
                                         -------------------------------
                                          James Flynn
                                          Authorized Signatory

The Foregoing Is Accepted And
Agreed To:

"Tenant":

eCommercial.com,
a Nevada corporation

By: /s/ [ILLEGIBLE]
   --------------------------------
  Its: President / CEO
      -----------------------------

By: /s/ [ILLEGIBLE]
   --------------------------------
  Its: SECRETARY
      -----------------------------

                                   EXHIBIT A
                                   ---------

                               TEMPORARY PREMISES
                               ------------------


                              [PLAN APPEARS HERE]


                                   EXHIBIT A

                           FIRST AMENDMENT TO LEASE
                           ------------------------

     This FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into as of the 17th day of August, 1999 by and between OTR, an Ohio general partnership, as nominee of the State Teachers Retirement Board of Ohio, a statutory organization created by the laws of the State of Ohio ("Landlord"), and eCommercial.com, Inc., a Nevada corporation ("Tenant").

                               R E C I T A L S:
                               - - - - - - - -

     A. AEW/Parker, LLC, a California limited liability company, predecessor in interest to Landlord ("Prior Landlord") and Tenant entered into that certain Lease dated June 3, 1999 (the "Lease"), whereby Prior Landlord leased to Tenant and Tenant leased from Prior Landlord those certain premises consisting of approximately 11,115 rentable (9,857 usable) square feet of space (the "Original Premises") and located on the third (3rd) floor of that certain building located at 101 Enterprise, Aliso Viejo, California ("Building").

     B. Tenant desires to expand the Original Premises to include that certain space consisting of approximately 1,236 rentable square feet of space located on the third (3rd) floor of the Building and commonly known as suite 310 (the "Expansion Premises"), as delineated on Exhibit "A" attached hereto and made a
                                        ----------
part hereof, and to make other modifications to the Lease, and in connection therewith, Landlord and Tenant desire to amend the Lease as hereinafter provided.

                               A G R E E M E N T:
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Capitalized Terms. All capitalized terms when used herein shall have
          -----------------
the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this First Amendment.

     2.   Addition to Original Premises. Effective as of August 18, 1999 (the
          -----------------------------
"Expansion Commencement Date"), Tenant shall lease from Landlord and Landlord shall lease to Tenant the Expansion Premises. Consequently, effective upon the Expansion Commencement Date, the Original Premises shall be increased to include the Expansion Premises. Landlord and Tenant hereby acknowledge that such addition of the Expansion Premises to the Original Premises shall, effective as of the Expansion Commencement Date, increase the size of the Premises to approximately 12,351 rentable square feet. The Original Premises and the Expansion Premises shall hereinafter collectively be referred to as the "Premises," and shall be collectively known as Suite 340.

     3.   Expansion Term. The term of Tenant's lease of the Expansion Premises
          --------------
(the "Expansion Term") shall expire coterminously with Tenant's lease of the Original Premises on the "Lease Expiration Date," as that term is defined in the Lease.

     4.   Base Rent for the Expansion Premises. Commencing on the Expansion
          ------------------------------------
Commencement Date and continuing until the end of the thirtieth (30th) month of Tenant's lease of the Original Premises (i.e., the date that Tenant's payment of Base Rent for the Original Premises increases pursuant to the terms of the Lease) (the "Adjustment Date"), Tenant shall pay to Landlord monthly installments of Base Rent for the Expansion Premises in the amount of Two Thousand Nine Hundred Sixty-Six and 40/100 Dollars ($2,966.40) (i.e., $2.40 per rentable square foot of the Expansion Premises per month multiplied by 1,236 rentable square feet), and commencing on the day after the Adjustment Date and continuing until the Lease Expiration Date, Tenant shall pay to Landlord monthly installments of Base Rent for the Expansion Premises in the amount of Three Thousand Ninety and No/100 Dollars ($3,090.00) (i.e., $2.50 per rentable square foot of the Expansion Premises per month multiplied by 1,236 rentable square feet). Upon Tenant's execution and delivery of this First Amendment, Tenant shall pay to Landlord the Base Rent payable for the Expansion Premises for the first full month of the Expansion Term.

     5.   Tenant's Share of Direct Expenses. Except as specifically set forth in
          ---------------------------------
this Section 5, commencing on the Expansion Commencement Date, Tenant shall pay Tenant's Share of Direct Expenses in connection with the Expansion Premises in accordance with the terms of Article 4 of the Lease; provided that with respect to Tenant's Share of Direct Expenses in connection with the Expansion Premises, the following shall apply:

               5.2.1  Tenant's Share shall equal 1.54% and

               5.2.2  the Base Year shall be the calendar year 1999.

                                   EXHIBIT A
                                   ---------

                         OUTLINE OF EXPANSION PREMISES
                         -----------------------------

     6.   Expansion Improvements. Tenant shall accept the Expansion Premises in
          ----------------------
its presently existing, "as-is" condition. Except as specifically set forth herein, Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Expansion Premises.

     7.   Security Deposit. Notwithstanding anything in the Lease to the
          ----------------
contrary, the Security Deposit held by Landlord pursuant to the Lease, as amended hereby, shall equal Thirty Thousand Eight Hundred Seventy-Seven and 50/100 Dollars ($30,877.50). Landlord and Tenant acknowledge that, in accordance with Article 21 of the Lease, Tenant has previously delivered the sum of Twenty-Seven Thousand Seven Hundred Eighty-Seven and 50/100 Dollars ($27,787.50) (the "Existing Security Deposit") to Landlord as security for the faithful performance by Tenant of the terms, covenants and conditions of the Lease with respect to the Original Premises. Concurrently with Tenant's execution of this First Amendment, Tenant shall deposit with Landlord an amount equal to Three Thousand Ninety and No/100 Dollars ($3,090.00) to be held by Landlord as a part of the Security Deposit. To the extent that the total amount held by Landlord at any time as security for the Lease, as hereby amended, is less than Thirty Thousand Eight Hundred Seventy-Seven and 50/100 Dollars ($30,877.50), Tenant shall pay the difference to Landlord within ten (10) days following Tenant's receipt of notice thereof from Landlord. Except as set forth herein, Landlord shall hold the Security Deposit in accordance with the terms of Article 21 of the Lease.

     8.   Parking. Effective as of the Expansion Commencement Date and
          -------
continuing throughout the Expansion Term, Tenant shall be entitled to rent up to four (4) unreserved parking passes on a monthly basis in connection with Tenant's lease of the Expansion Premises (the "Expansion Parking Passes"). Except as set forth in this Section 8, Tenant shall lease the Expansion Parking Passes in accordance with the provisions of Article 28 of the Office Lease.

     9.   Brokers. Landlord and Tenant hereby warrant to each other that they
          -------
have had no dealings with any real estate broker or agent in connection with the negotiation of this First Amendment other than CB Richard Ellis, Inc. (the "Broker"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this First Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgements, and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent, other than the Broker. The terms of this
Section 9 shall survive the expiration or earlier termination of this First Amendment.

     10.  No Further Modification. Except as set forth in this First Amendment,
          -----------------------
all of the terms and provisions of the Lease shall apply with respect to the Expansion Premises and shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

"LANDLORD"                                 "TENANT"

OTR, an Ohio general partnership, as       eCommercial.com, Inc.,
nominee of the State Teachers Retirement   a Nevada corporation
Board of Ohio, a statutory organization
created by the laws of the State of Ohio   By: /s/ [ILLEGIBLE]
                                               ------------------------------
     By: /s/ William A. Shurman                Its: Chief Financial Officer
         -------------------------------            -------------------------
              William A. Shurman

         Its: Director, Western Region
              --------------------------
                                           By: ______________________________
     By: _______________________________
                                               Its: _________________________
         Its: __________________________

                                  EXHIBIT "A"

                           [FLOOR PLAN APPEARS HERE]

                   * LOCATION OF FULL HT. 18" WIDE SUNLIGHT

                                  EXHIBIT "A"


                           [FLOOR PLAN APPEARS HERE]


                   * LOCATION OF FULL HT. 18" WIDE SIDELIGHT

                                    SUMMIT

                                     LEASE



                               AEW/PARKER, LLC,

                    a California limited liability company

                                 as Landlord,

                                      and

                               eCommercial.com,
                             a Nevada corporation

                                  as Tenant.

                                    SUMMIT
                                    ------

                      SUMMARY OF BASIC LEASE INFORMATION
                      ----------------------------------

     The undersigned hereby agree to the following terms of this Summary of Basic Lease Information (the "Summary"). This Summary is hereby incorporated into and made a part of the attached Lease (this Summary and the Lease to be known collectively as the "Lease") which pertains to the building which is located at 101 Enterprise, Aliso Viejo, California (the "Building"). Each reference in the Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Lease, the terms of the Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Lease.

TERMS OF LEASE
(References are to the Lease)         DESCRIPTION
-----------------------------         -----------

1.  Date:                             June 3, 1999.

2.  Landlord:                         AEW/Parker, LLC, a California limited
                                      liability company

3.  Address of Landlord
    (Section 29.14):                  95 Enterprise
     -------------
                                      Suite 300
                                      Aliso Viejo, California 92656
                                      Attention: Todd Burnight, Esq.

                                      and

                                      Allen, Matkins, Leck, Gamble & Mallory LLP
                                      1999 Avenue of the Stars
                                      Suite 1800
                                      Los Angeles, California 90067
                                      Attention:  Anton N. Natsis, Esq.

4.  Tenant:                           eCommercial.com, a Nevada corporation

5.  Address of Tenant
    (Section 29.14):                  Mr. Tom Blakeley
     -------------
                                      2923 Via San Gorgonia
                                      San Clemente, California 92672

                                      with a copy of Notices to:

                                      Law Offices of Colyn B. Desatnik
                                      Koll Center Irvine - Transamerica Tower
                                      18201 Von Karman Avenue
                                      Suite 650
                                      Irvine, California 92612
                                      Attention:  Colyn B Desatnik, Esq.

6.  Premises (Article 1):             Approximately 11,115 rentable (9,857
              ---------               usable) square feet of space located on
                                      the third (3rd) floor of the Building,
                                      known as Suite 350, as set forth on
                                      Exhibit A attached hereto.

7.  Term (Article 2).
          ---------

    7.1  Lease Term:                  Five (5) years.

    7.2  Lease Commencement Date      The earlier of (i) the date Tenant
                                      commences business in the Premises, and
                                      (ii) the date the Premises are Ready for Occupancy, which Lease Commencement Date is anticipated to be September 7, 1999.

    7.3  Lease Expiration Date        The last day of the month in which the 5th
                                      anniversary of the Lease Commencement Date occurs.

8.  Base Rent (Article 3):
               ---------
                                         Monthly                 Monthly Rental
     Period of Time During             Installment             Rate per Rentable
        the Lease Term                 of Base Rent               Square Foot
            ----------                 ------------               -----------

    Months 1 - 30                      $26,676.00                    $2.40

    Months 31 - 60                     $27,787.50                    $2.50

9.  Additional Rent (Article 4).
                     ---------

     9.1  Base Year:                  Calendar year 1999.

                                     (ii)

     9.2  Tenant's Share of Direct
          Expenses:                          13.83%

10.  Use (Article 5):                        General office use, including an
          ---------
                                             enclosed studio for the in-house
                                             production of Tenant's internet
                                             commercials only.

11.  Security Deposit (Article 21):          $27,787.50.
                       ----------

12.  Parking Pass Ratio (Article 28):        Four (4) unreserved parking passes
                         ----------
                                             for every 1,000 usable square feet
                                             of the Premises, plus three (3)
                                             reserved parking spaces.

13.  Brokers (Section 29.21):                CB Richard Ellis, Inc.
                                             3501 Jamboree Road
                                             Suite 100
                                             Newport Beach, California 92660

                                             and

                                             All American Properties
                                             26002 Mira Linda Street
                                             Lake Forest, California 92630

14.  Tenant Improvement Allowance
     (Section 2 of Exhibit B):               $27.00 per usable square foot of
                                             the Premises

                                     (iii)

                                     INDEX
                                     -----

ARTICLE  SUBJECT MATTER                                                                                                         PAGE
-------  --------------                                                                                                         ----
1.       PROJECT, BUILDING AND PREMISES.......................................................................................     1
2.       INITIAL LEASE TERM; OPTION TERM......................................................................................     1
3.       BASE RENT............................................................................................................     1
4.       ADDITIONAL RENT......................................................................................................     2
5.       USE OF PREMISES......................................................................................................     4
6.       SERVICES AND UTILITIES...............................................................................................     4
7.       REPAIRS..............................................................................................................     4
8.       ADDITIONS AND ALTERATIONS............................................................................................     5
9.       COVENANT AGAINST LIENS...............................................................................................     5
10.      INSURANCE............................................................................................................     5
11.      DAMAGE AND DESTRUCTION...............................................................................................     6
12.      NONWAIVER............................................................................................................     7
13.      CONDEMNATION.........................................................................................................     7
14.      ASSIGNMENT AND SUBLETTING............................................................................................     7
15.      OWNERSHIP AND REMOVAL OF TRADE FIXTURES..............................................................................     8
16.      HOLDING OVER.........................................................................................................     9
17.      ESTOPPEL CERTIFICATES................................................................................................     9
18.      SUBORDINATION........................................................................................................     9
19.      DEFAULTS; REMEDIES...................................................................................................     9
20.      FORCE MAJEURE........................................................................................................    10
21.      SECURITY DEPOSIT; LETTER OF CREDIT...................................................................................    10
22.      INTENTIONALLY DELETED................................................................................................    11
23.      SIGNS................................................................................................................    11
24.      COMPLIANCE WITH LAW..................................................................................................    11
25.      LATE CHARGES.........................................................................................................    11
26.      LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT.................................................................    11
27.      ENTRY BY LANDLORD....................................................................................................    11
28.      TENANT PARKING.......................................................................................................    11
29.      MISCELLANEOUS PROVISIONS.............................................................................................    12

EXHIBITS
--------
A       OUTLINE OF PREMISES
B       TENANT WORK LETTER
C       NOTICE OF LEASE TERM DATES
D       RULES AND REGULATIONS
E       ESTOPPEL CERTIFICATE
F       RECOGNITION OF COVENANTS, CONDITIONS AND RESTRICTIONS
G       FORM OF LETTER OF CREDIT

                                     (iv)

                         INDEX OF MAJOR DEFINED TERMS
                         ----------------------------

                                                                                                                                PAGE
                                                                                                                                ----
Additional Rent..............................................................................................................      2
After-Hours HVAC.............................................................................................................      4
Alterations..................................................................................................................      5
Base Rent....................................................................................................................      2
Base Year....................................................................................................................      2
Brokers......................................................................................................................     13
Building.....................................................................................................................      1
CC&Rs........................................................................................................................     15
Common Areas.................................................................................................................      1
Cost Pools...................................................................................................................      2
Direct Expenses..............................................................................................................      2
Estimate.....................................................................................................................      3
Estimate Statement...........................................................................................................      3
Estimated Excess.............................................................................................................      3
Excess.......................................................................................................................      3
Expense Year.................................................................................................................      2
Force Majeure................................................................................................................     10
Hazardous Material...........................................................................................................     14
HVAC.........................................................................................................................      4
Landlord Parties.............................................................................................................      5
L-C..........................................................................................................................     10
L-C Amount...................................................................................................................     10
L-C Security Deposit.........................................................................................................     10
Lease Commencement Date......................................................................................................      1
Lease Expiration Date........................................................................................................      1
Lease Term...................................................................................................................      1
Notices......................................................................................................................     13
Operating Expenses...........................................................................................................      2
Original Tenant..............................................................................................................      1
Other Improvements...........................................................................................................     14
Permitted Use................................................................................................................      4
Premises.....................................................................................................................      1
Project......................................................................................................................      1
Proposition 13...............................................................................................................      3
Provider.....................................................................................................................     14
Renovations..................................................................................................................     14
Rent.........................................................................................................................      2
Security Deposit.............................................................................................................     10
Statement....................................................................................................................      3
Subject Space................................................................................................................      7
Tax Expenses.................................................................................................................      3
Tenant's Security System.....................................................................................................      4
Tenant's Share...............................................................................................................      3
Transfer.....................................................................................................................      8
Transfer Notice..............................................................................................................      7
Transfer Premium.............................................................................................................      8
Transferee...................................................................................................................      7
Transfers....................................................................................................................      7

                                      (v)

                                     LEASE
                                     -----

        This Lease, which includes the preceding Summary of Basic Lease Information (the "Summary") attached hereto and incorporated herein by this reference (the Lease and Summary to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section 1 of the Summary, is
                                                ---------
made by and between AEW \ PARKER, LLC, a California limited liability company ("Landlord"), and eCommercial.com, a Nevada corporation ("Tenant").

1.   PROJECT, BUILDING AND PREMISES
     ------------------------------

     1.1       Project, Building and Premises.  Upon and subject to the terms,
               ------------------------------
covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6 of the Summary (the "Premises"), which Premises is located in the
   ---------
"Building," as that term is defined in this Section 1.  The Premises are a part
                                            ---------
of the building (the "Building") located at 101 Enterprise, Aliso Viejo, California and is a part of the mixed use project known as the "Summit". The term "Project," as used in this Lease, shall mean (i) the Building and the "Common Areas," as that term is defined below, (ii) the land (which is improved with landscaping and other improvements) upon which the Building and the Common Areas are located, (iii) the other office buildings located adjacent to the Building and the land upon which such adjacent office buildings are located,
(iv) the parking facility servicing the Building (the "Building Parking Facility"), and (v) at Landlord's discretion, any additional real property, areas, land, buildings or other improvements added thereto outside of the Project. Tenant shall have the non-exclusive right to use and enjoy in common with other tenants in the Building those portions of the Project which are provided for use in common by Tenant and any other tenants of the Project (the "Common Areas"). Subject to Landlord's reasonable rules and regulations and access control procedures, Tenant shall have the right of access to the Premises twenty-four (24) hours per day, seven (7) days per week during the "Lease Term," as that term is defined in Article 2 of this Lease. Except as specifically set
                           ---------
forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit B, Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Premises or the Building or the Project except as specifically set forth in this Lease and the Tenant Work Letter.

     1.2       Verification of Rentable Square Feet of Premises and Building.
               -------------------------------------------------------------
For purposes of this Lease, "rentable square feet" and "usable square feet" shall be calculated pursuant to Standard Method of Measuring Floor Area in Office Building, ANSI Z65.1 - 1996 ("BOMA"). The rentable and usable square feet of the Premises and the Building are subject to verification from time to time by Landlord's space planner/architect and such verification shall be made in accordance with the provisions of this Section 1.2.__The determination of
                                       -----------
Landlord's space planner/architect shall be conclusive and binding upon the parties. In the event that Landlord's space planner/architect determines that the amounts thereof shall be different from those set forth in this Lease, all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect amount (including, without limitation, the amount of the "Rent" and any "Security Deposit," as those terms are defined in Section 4.1 and
                                                                 -----------
Article 21 of this Lease, respectively) shall be modified in accordance with
----------
such determination effective as of the date of such determination. If such determination is made, it will be confirmed in writing by Landlord to Tenant.

2.   INITIAL LEASE TERM; OPTION TERM
             -----------------------

     2.1 Initial Lease Term. The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of "Rent," as that term is defined in Section 4.1, below. The term of this Lease (the "Lease Term") shall be as set forth in
Section 7.1 of the Summary and shall commence on the date (the "Lease
-----------
Commencement Date") set forth in Section 7.2 of the Summary (subject to the
                                 -----------
terms of the Tenant Work Letter) and shall terminate on the date (the "Lease Expiration Date") set forth in Section 7.3 of the Summary, unless sooner
                               -----------
terminated or extended as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term. At any time during the Lease Term, Landlord may deliver to Tenant a notice of Lease Term dates in the form as set forth in Exhibit C, attached hereto, which notice Tenant shall execute and return to Landlord within five (5) days of receipt thereof.

     2.2       Option Term.
               -----------

               2.2.1 Option Right. Landlord hereby grants the Tenant originally
                     ------------
named in this Lease (the "Original Tenant") one (1) option to extend the Lease Term for a period of five (5) years (the "Option Term"), which option shall be exercisable only by written notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such notice, Tenant is not in default under this Lease and Tenant has not previously been in default under this Lease more than once. Upon the proper exercise of such option to extend, and provided that, as of the end of the initial Lease Term, Tenant is not in default under this Lease and Tenant has not previously been in default under this Lease more than once, the Lease Term, it applies the Premises, shall be extended for a period of five (5) years. The rights contained in this Section
                                                                      -------
2.2 shall be personal to the Original Tenant and may only be exercised by the
---
Original Tenant (and not any assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if the Original Tenant occupies the entire Premises.

               2.2.2  Option Rent. The rent payable by Tenant during the Option
                      -----------
Term (the "Option Rent") shall be equal to the rent (including additional rent and considering any "base year" or "expense stop" applicable thereto), including all escalations, at which tenants, as of the commencement of the Option Term are leasing non-sublease, non-encumbered space comparable in size, location and quality to the Premises for a comparable lease term, which comparable space is located in the Building, taking into consideration the following concessions:
(a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space and (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of, the existing improvements in the Premises, such value to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by Tenant based upon the fact that the precise tenant improvements existing in the Premises are specifically suitable to Tenant.

               2.2.3  Exercise of Options. The option contained in this Section
                      -------------------                               -------
2.2 shall be exercised by Tenant, if at all, and only in the following manner:
---
(i) Tenant shall deliver written notice to Landlord not more than twelve (12) months nor less than eleven (11) months prior to the expiration of the initial Lease Term, stating that Tenant is interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "Option Rent Notice") to Tenant not less than ten (10) months prior to the expiration of the initial Lease Term, setting forth the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the earlier of (A) the date occurring nine (9) months prior to the expiration of the initial Lease Term, and (B) the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice, exercise the option by delivering written notice thereof to Landlord.

3.  BASE RENT  Tenant shall pay, without notice or demand, except as
    ---------
otherwise set forth in this Lease, to Landlord at its office in the Building, check for lawful money of the United States of America, base rent ("Base Rent") as set forth in Section 8 of the Summary, payable in equal monthly installments
                ---------
as set forth in Section 8 of the Summary in advance on or before the first day
                ---------
of each month during the Lease Term, without any setoff or deduction whatsoever, except as otherwise set forth in this Lease. The Base Rent for the first full month of the Lease Term, which occurs after the expiration of any free rent period, shall be paid at the time of Tenant's execution of this Lease. If any rental payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any rental payment is for a period which is shorter than one month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month's rental. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

4.  ADDITIONAL RENT
    ---------------

    4.1  Additional Rent.  In addition to paying the Base Rent specified in
         ---------------
Article 3 of this Lease, Tenant shall pay as additional rent Tenant's Share of
---------
the annual Direct Expenses, which are in excess of Direct Expenses incurred in the "Base Year," as that term is defined in Section 4.2.1 of this Lease. Such
                                            -------------
additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4
                                                                      ---------
shall survive the expiration of the Lease Term.

     4.2  Definitions.  As used in this Article 4, the following terms shall
          -----------                   ---------
have the meanings hereinafter set forth:

          4.2.1  "Base Year" shall be the period set forth in Section 9.1 of the
                                                              -----------
Summary.

          4.2.2 "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses."

          4.2.3 "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

          4.2.4 "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Project, including, without limitation, any amounts paid for (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems, and any escalator and/or elevator systems, and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with the implementation and operation of a transportation system management program or similar program;
(iii) the cost of insurance carried by Landlord, in such amounts as Landlord may reasonably determine or as may be required by any mortgagees or the lessor of any underlying or ground lease affecting the Project and/or the Building; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project; (v) the cost of parking area repair, restoration, and maintenance, including, but not limited to, resurfacing, repainting, restriping, and cleaning; (vi) fees, charges and other costs, including consulting fees, legal fees and accounting fees, of all contractors engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the management, operation, maintenance and repair of the Building and Project; (vii) any equipment rental agreements or management agreements (including the cost of any management fee and the fair rental value of any office space provided thereunder); (viii) wages, salaries and other compensation and benefits of all persons engaged in the operation, management, maintenance or security of the Project, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of Landlord provide services for more than one building of Landlord, then a prorated portion of such employees' wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Building; (ix) payments under any easement, license, operating agreement, declaration, restrictive covenant, underlying or ground lease (excluding rent), or instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement of all systems and equipment, and components thereof; (xi) the cost of janitorial service, alarm and security service, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Building and Project; and (xiii) the cost of any capital improvements or other costs (I) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Building or Project, (II) made to the Building or Project that are required under any governmental law or regulation, or (III) which are reasonably determined by Landlord to be in the best interest of the Building and/or Project; provided, however, that if any such cost described in (I), (II) or
(III), above, is a capital expenditure, such cost shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Project is not at least ninety-five percent (95%) occupied during all or a portion of any Expense Year, Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Project been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year, or applicable portion thereof. The electrical component of Operating Expenses during all Expense Years shall be deemed to be at least as great as the electrical component of Operating Expenses during the Base Year. In no event shall expenses for the repair, restoration and maintenance of the parking area be offset by any revenue generated from such parking area. Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses among different tenants of the Building or Project (the "Cost Pools"). Such Cost Pools may include, but shall not be limited to, the office space tenants of the Building or Project and the retail space tenants of the Building or Project. Notwithstanding anything to the contrary set forth in this Article 4, when calculating Direct Expenses for the Base Year, Operating Expenses shall exclude market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages.

          4.2.5 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, special assessment district payments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project), which Landlord shall pay because of or in connection with the ownership, leasing and operation of the Project or Landlord's interest therein. If in any Expense Year subsequent to the Base Year, the amount of Tax Expenses decreases below the amount of Tax Expenses in the Base Year, then for purposes of such Expense Year and all subsequent Expense Years, the Base Year Tax Expenses shall be deemed to be reduced by the amount of such decrease. Tax Expenses shall include, without limitation: (i) any tax on Landlord's rent, right to rent or other income from the Project or as against Landlord's business of leasing any of the Project; (ii) any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease; (iii) any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises. For purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Building were fully constructed and the Project (including any parking structure), the Building, and all tenant improvements in the Building were fully assessed for real estate tax purposes, and accordingly, during the portion of any Expense Year, Tax Expenses shall be deemed to be increased appropriately.

          4.2.6  "Tenant's Share" shall mean the percentage set forth in Section
                                                                         -------
9.2 of the Summary.  Tenant's Share was calculated by multiplying the number of
---
rentable square feet of the Premises, as set forth in Section 6 of the Summary, by 100, and dividing the product by the total number of rentable square feet in the Building.

     4.3  Calculation and Payment of Additional Rent.
          ------------------------------------------

          4.3.1  Calculation of Excess and Underage.  If for any Expense Year
                 ----------------------------------
ending or commencing within the Lease Term, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of Direct Expenses for the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section
                                                                    -------
4.3.2, below, and as Additional Rent, an amount equal to the excess (the
-----
"Excess").

          4.3.2  Statement of Actual Direct Expenses and Payment by Tenant.
                 ---------------------------------------------------------
Following the end of each Expense Year, Landlord shall give to Tenant a statement (the "Statement") which Statement shall state the actual Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount, if any, of any Excess or underage. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in

Section 4.3.3 below.  Even though the Lease Term has expired and Tenant has
-------------
vacated the Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall, within thirty (30) days of receipt of a Statement setting forth the Excess, pay to Landlord an amount as calculated pursuant to the provisions of Section 4.3.1 of this Lease. The provisions of
                              -------------
this Section 4.3.2 shall survive the expiration or earlier termination of the
     -------------
Lease Term.

          4.3.3  Statement of Estimated Direct Expenses.  Landlord, at
                 --------------------------------------
Landlord's option, may elect to give Tenant a yearly expense estimate statement (the "Estimate Statement") which Estimate Statement shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated Excess (the "Estimated Excess") as calculated by comparing Tenant's Share of Direct Expenses, which shall be based upon the Estimate, to Tenant's Share of Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4. If
                                                                ---------
pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section
                                                                   -------
4.3.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

     4.4  Taxes and Other Charges for Which Tenant Is Directly Responsible.
          ----------------------------------------------------------------
Tenant shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

          4.4.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Landlord regardless of whether title to such improvements shall be vested in Tenant or Landlord;

          4.4.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project (including the Building Parking Facility);

          4.4.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or

          4.4.4 Said assessments are levied or assessed upon the Project or any part thereof or upon Landlord and/or by any governmental authority or entity, and relate to the construction, operation, management, use, alteration or repair of mass transit improvements.

     4.5  Landlord's Books and Records.  Within sixty (60) days after receipt of
          ----------------------------
a Statement by Tenant, if Tenant disputes the amount of Additional Rent set forth in the Statement, a corporate officer of Tenant or an independent certified public accountant (which accountant is a member of a nationally recognized accounting firm and is working on a noncontingent fee basis), designated and paid for by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records at Landlord's offices, provided that Tenant is not then in default under this Lease and Tenant has paid all amounts required to be paid under the applicable Estimate Statement and Statement, as the case may be. In connection with such inspection, Tenant and Tenant's agents must agree in advance to follow Landlord's reasonable rules and procedures regarding inspections of Landlord's records, and shall execute a commercially reasonable confidentiality agreement regarding such inspection. Tenant's failure to dispute the amount of Additional Rent set forth in any Statement within sixty (60) days following Tenant's receipt of such Statement shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, Tenant still disputes such Additional Rent, a determination as to the proper amount shall be made, at Tenant's expense, by an independent certified public accountant (the "Accountant") selected by Landlord and subject to Tenant's reasonable approval; provided that if such determination by the Accountant proves that Direct Expenses were overstated by more than five percent (5.0%), then the cost of the Accountant and the cost of such determination shall be paid for by Landlord.

5.   USE OF PREMISES Tenant shall use the premises only for the purpose as set
     ---------------
forth in Section 10 of the Summary (the "Permitted Use") and for no other use or
         ----------
purpose, unless first approved in writing by Landlord, which approval Landlord may withhold in its sole discretion. Tenant shall not rent, license or otherwise allow third parties to operate the production studio in the Premises. Tenant agrees that it shall not use, or permit any person to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit D, attached hereto, or in violation of the laws
                         ---------
of the United States of America, the State of California, or the ordinances, regulations or requirements of any local, municipal or county governing body or other lawful authorities having jurisdiction over the Building or Project. Tenant shall comply with all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases, now or hereafter affecting the Project. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of hazardous materials or hazardous substances (as defined under applicable laws).

6.   SERVICES AND UTILITIES
     ----------------------

     6.1  Standard Tenant Services.  Landlord shall provide the following
          ------------------------
services and utilities twenty-four (24) hours per day on every day during the Lease Term, unless otherwise stated below.

          6.1.1 Subject to reasonable change implemented by Landlord and all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises ("HVAC") from Monday through Friday from 7 a.m. to 7 p.m., and on Saturday from 8:00 a.m. to 2:00 p.m., except for the date of observation of nationally or locally recognized holidays, in Landlord's sole discretion (collectively, the "Holidays"). The daily time periods identified hereinabove are sometimes referred to as the "Business Hours."

          6.1.2 Landlord shall at all times provide electricity to the Premises (including adequate electrical wiring and facilities for connection to Tenant's lighting fixtures and other equipment) for lighting and power suitable for the Permitted Use. Landlord shall also provide (i) city water for use in connection with any plumbing fixtures now or hereafter installed in the Premises and the Building in accordance with this Lease, (ii) janitorial services five (5) days per week except the date of observation of the Holidays, in and about the Premises, and (iii) nonexclusive automatic passenger elevator service at all times. If Tenant uses electricity, water or heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, on demand, including the cost of such additional metering devices. Landlord may increase the hours or days during which air conditioning, heating and ventilation are provided to the Premises and the Building to accommodate the usage by tenants occupying two-thirds or more of the rentable square feet of the Building or to conform to practices of other buildings in the area comparable to the Building.

          6.1.3 Landlord shall provide twenty-four (24) hours per day, every day of the year, on site access control systems and procedures. Tenant may, at its own expense, install its own security system ("Tenant's Security System") in the Premises, which security system shall be subject to Landlord's reasonable approval; provided, however, that Tenant shall coordinate the installation and operation of Tenant's Security System with Landlord to assure that Tenant's Security System is compatible with Landlord's security system, if any, and the Building systems and equipment, and to the extent that Tenant's Security System is not compatible with Landlord's security system and the Building systems and equipment, Tenant shall not be entitled to install or operate the Tenant's Security System. Tenant shall be solely responsible, at Tenant's sole cost and expense, for the monitoring, operation and removal of Tenant's Security System.

     6.2  After-Hours Use.  Upon request by Tenant, Landlord shall provide heat,
          ---------------
ventilation and cooling adequate for the comfortable use and occupancy of the Premises outside Business Hours (the "After-Hours HVAC"). Tenant shall pay Landlord within thirty (30) days of demand for any such After-Hours HVAC at the hourly cost established by Landlord for such After-Hours HVAC.

     6.3  Interruption of Use.  Tenant agrees that Landlord shall not be liable
          -------------------
for damages, by abatement of rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any services or utilities.

7.   REPAIRS  Tenant shall, at Tenant's own expense, keep the Premises,
     -------
including all improvements, fixtures and furnishings therein, in first class order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant's own expense but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or to the Building or to any equipment located in the Building as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code, or under any similar law, statute, or ordinance now or hereafter in effect.

8.   ADDITIONS AND ALTERATIONS
     -------------------------

     8.1  Landlord's Consent to Alterations.  Tenant may not make any
          ---------------------------------
improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter attached hereto as Exhibit B, and not the terms of this Article 8.
                          ---------                            ---------

     8.2  Manner of Construction.  Landlord may impose, as a condition of its
          ----------------------
consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its sole discretion may deem desirable, including, but not limited to, the requirement that upon Landlord's request, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term, and/or the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen selected by Landlord. All work with respect to any Alterations must be done in a good and workmanlike manner, by properly licensed and insured contractors, in compliance with all applicable laws and with Landlord's construction rules and regulations, and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or Project or the common areas for any other tenant of the Building, and as not to obstruct the business of Landlord or other tenants of the Project, or interfere with the labor force working in the Project. In the event that Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this
                                                           ----------
Lease immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee. Upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Building management office a reproducible copy of the "as built" drawings of the Alterations.

     8.3  Payment for Improvements.  In the event Tenant orders any Alteration
          ------------------------
or repair work directly from Landlord, or from the contractor selected by Landlord, the charges for such work shall be deemed Additional Rent under this Lease, payable upon billing therefor, either periodically during construction or upon the substantial completion of such work, at Landlord's option. Upon completion of such work, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Whether or not Tenant orders any work directly from Landlord, Tenant shall pay to Landlord a percentage of the cost of such work (such percentage, which shall vary depending upon whether or not Tenant orders the work directly from Landlord, to be established on a uniform basis for the Project) sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work.

     8.4  Landlord's Property.  All Alterations, improvements, fixtures and/or
          -------------------
permanently affixed equipment which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord. Notwithstanding the foregoing, Tenant shall have the right to remove its equipment and trade fixtures from the Premises. Furthermore, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given upon any earlier termination of this Lease, require Tenant at Tenant's expense to remove such Alterations and to repair any damage to the Premises, Building and Project caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any trade fixtures, equipment, or Alterations, Landlord may do so and may charge the cost thereof to Tenant. Tenant shall be required, at Tenant's sole cost and expense, to return the Premises to a Building standard condition, as reasonably determined by Landlord, upon the expiration or earlier termination of the Lease Term; provided that Landlord shall have the right to perform such restoration work at Tenant's sole cost and expense. Tenant hereby indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises.

9.   COVENANT AGAINST LIENS Tenant has no authority or power to cause or permit
     ----------------------
any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Project, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Project, the Building or the Premises with respect to work or services properly and legitimately claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed on or before the date notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

10.  INSURANCE
     ---------

     10.1  Indemnification and Waiver.  To the extent not prohibited by law,
           --------------------------
Landlord, its partners and their respective officers, agents, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys'
fees) incurred in connection with or arising from any cause in, on or about the Premises, any acts, omissions or negligence of Tenant or any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, invitees, guests or licensees of Tenant or any such person in, on, or about the Project, or any breach of the terms of this Lease, either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the gross negligence or wilful misconduct of Landlord. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this
     ------------
Lease with respect to any claims or liability occurring prior to such expiration or termination.

     10.2  Tenant's Compliance with Landlord's Fire and Casualty Insurance.
           ---------------------------------------------------------------
Tenant shall, at Tenant's expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

     10.3  Tenant's Insurance.  Tenant shall maintain Commercial General
           ------------------
Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of
                                                               ------------
this Lease, for limits of liability not less than $5,000,000.00 for each occurrence and $5,000,000.00 annual aggregate, with 0% Insured's participation. In addition, Tenant shall carry Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, and (ii) all other improvements, alterations and additions to the Premises, including any improvements, alterations or additions installed at Tenant's request above the ceiling of the Premises or below the floor of the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

     10.4  Form of Policies.  The minimum limits of policies of insurance
           ----------------
required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party it so specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii) be issued by an
                           ------------
insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the state in which the Building is located; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within five (5) days after delivery to Tenant of bills therefor.

     10.5  Subrogation.  Landlord and Tenant agree to have their respective
           -----------
insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, public liability, or other similar insurance.

     10.6  Additional Insurance Obligations.  Tenant shall carry and maintain
           --------------------------------
during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord.

11.  DAMAGE AND DESTRUCTION
     ----------------------

     11.1  Repair of Damage to Premises by Landlord.  If the Premises or any
           ----------------------------------------
common areas of the Building serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article
                                                                      -------
11, restore the base, shell and core of the Premises and such common areas.
Such restoration shall be to substantially the same condition of the base, shell and core of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building, or the lessor of a ground or underlying lease with respect to the Project and/or the Building, or any other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance carried under Section 10.3 of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, and if such damage is not the result of the wilful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Rent, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof.

     11.2  Landlord's Option to Repair.  Notwithstanding the terms of Section
           ---------------------------                                -------
11.1 of this Lease, Landlord may elect not to rebuild and/or restore the
----
Premises and/or Building and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of such damage, such notice to include a termination date giving Tenant ninety
(90) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot reasonably be completed within one hundred eighty
(180) days of the date of discovery of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground or underlying lessor with respect to the Project and/or the Building shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground or underlying lease, as the case may be; or (iii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies. In addition, in the event that the Premises, the Building or the Project is destroyed or damaged to any substantial extent during the last twelve (12) months of the Lease Term, then notwithstanding anything contained in this
Article 11, Landlord shall have the option to terminate this Lease by giving
----------
written notice to Tenant of the exercise of such option within thirty (30) days after the date of such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice. Upon any such termination of this Lease pursuant to this Section 11.2, Tenant shall pay the Base Rent and
                            ------------
Additional Rent, properly apportioned up to such date of termination, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

     11.3  Waiver of Statutory Provisions.  The provisions of this Lease,
           ------------------------------
including this Article 11, constitute an express agreement between Landlord and
               ----------
Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Project, and any statute or regulation of the state in which the Building is located, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Project.

12.  NONWAIVER No waiver of any provision of this Lease shall be implied by (i)
     ---------
any failure of either party to insist in any instance on the strict keeping, observance or performance of any covenant or agreement contained in this Lease or exercise any election contained in this Lease, or (ii) any failure of either party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently. Any waiver by either party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated.

13.  CONDEMNATION If the whole or any part of the Premises, Building or Project
     ------------
shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.

14.  ASSIGNMENT AND SUBLETTING
     -------------------------

     14.1  Transfers.  Tenant shall not, without the prior written consent of
           ---------
Landlord, assign, mortgage, pledge, encumber or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, or sublet the Premises or any part thereof (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). To request Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include
(i) the proposed effective date of the Transfer, which shall not be less than forty-five (45) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including a calculation of the "Transfer Premium," as that term is defined in Section 14.3 below, in connection with such Transfer, the name and
           ------------
address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information required by Landlord, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Landlord may reasonably require, and (v) a processing fee in the amount of Three Hundred and No/100 Dollars ($300.00) (the "Pre-paid Processing Fee"). Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay Landlord's actual review and processing fees in excess of the Pre-paid Processing Fee, as well as any reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord.

     14.2  Landlord's Consent.  Landlord shall not unreasonably withhold its
           ------------------
consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

          14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Project, or would be a significantly less prestigious occupant of the Project than Tenant;

          14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

          14.2.3 The Transferee is either a governmental agency or instrumentality thereof;

          14.2.4 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;

          14.2.5 The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Building a right to cancel its lease;

          14.2.6 The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right);

          14.2.7 The Transfer occurs during the period from the Lease Commencement Date until the earlier of (i) the fourth anniversary of the Lease Commencement Date or (ii) the date at least ninety-five percent (95%) of the rentable square feet of the Project is leased, and the rent charged by Tenant to such Transferee during the term of such Transfer (the "Transferee's Rent"), calculated using a present value analysis, is less than ninety-five percent (95%) of the rent being quoted by Landlord at the time of such Transfer for comparable space in the Project for a comparable term (the "Quoted Rent"), calculated using a present value analysis; or

          14.2.8 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent, (ii) is negotiating with Landlord to lease space in the Project at such time, or (iii) has negotiated with Landlord during the twelve
(12)-month period immediately preceding the Transfer Notice.

     If Landlord consents to any Transfer pursuant to the terms of this Section
                                                                        -------
14.2 (and does not exercise any recapture rights Landlord may have under Section
----                                                                     -------
14.4 of this Lease), Tenant may within six (6) months after Landlord's consent,
----
but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease.
                     ------------

     14.3  Transfer Premium.  If Landlord consents to a Transfer, as a condition
           ----------------
thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord any "Transfer Premium," as that term is defined in this Section 14.3,
                                                                 ------------
received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred. "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. In the calculations of the Rent (as it relates to the Transfer Premium calculated under this Section 14.3), and the Transferee's Rent and Quoted Rent under Section 14.2
     ------------                                                   ------------
of this Lease, the Rent paid during each annual period for the Subject Space, and the Transferee's Rent and the Quoted Rent, shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent, all such concessions shall be amortized on a straight-line basis over the relevant term.

     14.4  Landlord's Option as to Subject Space.  Notwithstanding anything to
           -------------------------------------
the contrary contained in this Article 14, Landlord shall have the option, by
                               ----------
giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same.

     14.5  Effect of Transfer.  If Landlord consents to a Transfer, (i) the
           ------------------
terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit, and if understated by more than ten percent (10%), Landlord shall have the right to cancel this Lease upon thirty (30) days' notice to Tenant.

     14.6  Additional Transfers.  For purposes of this Lease, the term
           --------------------
"Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of twenty-five percent (25%) or more of the partners, or transfer of twenty-five percent or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, the sale or other transfer of more than an aggregate of twenty-five percent (25%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of twenty-five percent (25%) of the value of the unencumbered assets of Tenant within a twelve (12) month period.

15.  OWNERSHIP AND REMOVAL OF TRADE FIXTURES
     ------------------------------

     15.1  Surrender of Premises.  No act or thing done by Landlord or any agent
           ---------------------
or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated.

     15.2  Removal of Tenant Property by Tenant.  Upon the expiration of the
           ------------------------------------
Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the
                          ----------
Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises, Building and Project resulting from such removal.

16.  HOLDING OVER If Tenant holds over after the expiration of the Lease Term
     ------------
hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be
                                                      ----------
construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be
                                                  ----------
deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

17.  ESTOPPEL CERTIFICATE. Within ten (10) days following a request in writing
     --------------------
by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto, (or such other form as may be required by any
   ---------
prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

18.  SUBORDINATION This Lease is subject and subordinate to all present and
     -------------
future ground or underlying leases of the Project and to the lien of any mortgages or trust deeds, now or hereafter in force against the Project and the Building, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if so requested to do so by such purchaser or lessor, and to recognize such purchaser or lessor as the lessor under this Lease. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so, provided that such authorization shall in no way relieve Tenant from the obligation of executing such instruments of subordination or superiority. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

19.  DEFAULTS; REMEDIES
     ------------------

     19.1  Events of Default.  The occurrence of any of the following shall
           -----------------
constitute a default of this Lease by Tenant:

          19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease within five (5) days after written notice that the same is past due, or any part thereof, when due;

          19.1.2  Any failure by Tenant to respond to Landlord's request under

Article 17 or 18 within the time permitted therein for such response; or
----------------

          19.1.3 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant, including, but not limited to, the Rules and Regulations set forth in

Exhibit D, attached hereto, where such failure continues for fifteen (15) days
---------
after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a fifteen (15)-day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible; or

          19.1.4  Abandonment, vacation or surrender of the Premises by Tenant.

     19.2  Remedies Upon Default.  Upon the occurrence of any event of default
           ---------------------
by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

          19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following: (i) the worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Section 19.2 shall be deemed to be and to mean
                                ------------
all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i)
                                                          --------------------
and (ii), above, the "worth at the time of award" shall be computed by allowing
--------
interest at the rate set forth in Article 25 of this Lease, but in no case
                                  ----------
greater than the maximum amount of such interest permitted by law.  As used in

Paragraph 19.2.1(iii) above, the "worth at the time of award" shall be computed
---------------------
by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

     19.3  Sublessees of Tenant.  Whether or not Landlord elects to terminate
           --------------------
this Lease on account of any default by Tenant, as set forth in this Article 19,
                                                                     ----------
Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

     19.4  Waiver of Default.  No waiver by Landlord or Tenant of any violation
           -----------------
or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

20.  FORCE MAJEURE Any prevention, delay or stoppage due to strikes, lockouts,
     -------------
labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, the "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

21.  SECURITY DEPOSIT; LETTER OF CREDIT
     ----------------------------------

     21.1  Security Deposit.  Concurrent with Tenant's execution of this Lease,
           ----------------
Tenant shall deposit with Landlord a security deposit (the "Security Deposit") in the amount set forth in Section 11 of the Summary. The Security Deposit
                           ----------
shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) business days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Tenant, or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within sixty (60) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit.

     21.2  Letter of Credit.
           ----------------

          21.2.1  Amount and Form of Letter of Credit.  Tenant shall deliver to
                  -----------------------------------
Landlord concurrently with Tenant's execution of this Lease, an unconditional, clean, irrevocable letter of credit (the "L-C") in the initial amount of Two Hundred Thirty Thousand Four Hundred and No/100 Dollars ($230,400.00) (the "L-C Amount"), which L-C shall be issued by a money-center bank (a bank which accepts deposits, maintains accounts, has a local Orange County office which will negotiate a letter of credit, and whose deposits are insured by the FDIC) reasonably acceptable to Landlord, and which L-C shall be in a form and content as set forth in Exhibit G, attached hereto. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the L-C.

          21.2.2  Application of the L-C.  The L-C shall be held by Landlord as
                  ----------------------
security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the initial Lease Term. The L-C shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, or if Tenant fails to renew the L-C at least thirty (30) days before its expiration, Landlord may, but shall not be required to, draw upon all or any portion of the L-C for payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may reasonably spend or may become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not (a) prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the L-C, nor (b) operate as a limitation on any recovery to which Landlord may otherwise be entitled. Any amount of the L-C which is drawn upon by Landlord, but is not used or applied by Landlord shall be held by Landlord and deemed a security deposit (the "L-C Security Deposit"). If any portion of the L-C is drawn upon, Tenant shall, within five (5) days after written demand therefor, either (i) deposit cash with Landlord (which cash shall be applied by Landlord to the L-C Security Deposit) in an amount sufficient to cause the sum of the L-C Security Deposit and the amount of the remaining L-C to be equivalent to the amount of the L-C then required under this Lease or (ii) reinstate the L-C to the amount then required under this Lease, and if any portion of the L-C Security Deposit is used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord (which cash shall be applied by Landlord to the L-C Security Deposit) in an amount sufficient to restore the L-C Security Deposit to the amount then required under this Lease, and Tenant's failure to do so shall be a default under this Lease. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Project and the Building and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the L-C Security Deposit and/or the L-C to the transferee or mortgagee, and in the event of such transfer, Tenant shall look solely to such transferee or mortgagee for the return of the L-C Security Deposit and/or the L-C. If Tenant has not been in default under this Lease, the L-C Amount shall be reduced during the initial Lease Term as follows: commencing on the first day of the second (2nd) Lease Year, the L-C Amount shall be reduced to One Hundred Fifteen Thousand and No/100 Dollars ($115,000.00); and commencing on the first day of the third (3rd) Lease Year, the L-C Amount shall be reduced to Zero Dollars ($0.00). If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the L-C Security Deposit and/or the L-C, or any balance thereof, shall be returned to Tenant within thirty (30) days following the end of the second (2nd) Lease Year.

22.  INTENTIONALLY DELETED
     ---------------------

23.  SIGNS
     -----

     23.1  In General.  Tenant shall be entitled, at its sole cost and expense,
           ----------
to identification signage outside of Tenant's Premises on the floor on which Tenant's Premises are located. The location, quality, design, style, lighting and size of such signage shall be consistent with the Landlord's Project standard signage program and shall be subject to Landlord's prior written approval, in its sole discretion. Upon the expiration or earlier termination of this Lease, Tenant shall be responsible, at its sole cost and expense, for the removal of such signage and the repair of all damage to the Building caused by such removal.

     23.2  Prohibited Signage and Other Items.  Any signs, notices, logos,
           -----------------------------------
pictures, names or advertisements which are installed and that have not been individually approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Building, Project, or the common areas of the Building or the Project. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises, Building or Project are subject to the prior approval of Landlord, in its sole discretion.

24.  COMPLIANCE WITH LAW Tenant shall not do anything or suffer anything to be
     -------------------
done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures, other than the making of structural changes or changes to the Building's life safety system. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

25.  LATE CHARGES If any installment of Rent or any other sum due from Tenant
     ------------
shall not be received by Landlord or Landlord's designee within five (5) days after said amount is due, or if any check delivered to Landlord by Tenant shall be properly, and not as a result of error on the part of any bank, returned for insufficient funds, then Tenant shall pay to Landlord a late charge equal to six percent (6%) of the amount due. In addition to the late charge, in the event any check is returned for insufficient funds, Tenant shall pay to Landlord, as additional rent, the sum of $25.00. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid when due shall thereafter bear interest until paid at a rate per annum equal to the highest rate permitted by applicable law. In the event that more than one (1) check of Tenant is properly, and not as a result of error on the part of any bank, returned for insufficient funds in any twelve (12) month period, Landlord shall have the right to require that any or all subsequent payments by Tenant to Landlord be in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, notwithstanding any prior practice of accepting payments in any different form.

26.   DEFAULT; PAYMENTS BY TENANT
      ----------------------------

     26.1  Landlord's Cure.  All covenants and agreements to be kept or
           ---------------
performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. If Tenant shall fail to perform any of its obligations under this Lease, within a reasonable time after such performance is required by the terms of this Lease, Landlord may, but shall not be obligated to, after reasonable prior notice to Tenant, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

     26.2  Tenant's Reimbursement.  Except as may be specifically provided to
           ----------------------
the contrary in this Lease, Tenant shall pay to Landlord, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities,
              ------------
damages and expenses referred to in Article 10 of this Lease; and (iii) sums
                                    ----------
equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner
                       ------------
termination of the Lease Term.

27.  ENTRY BY LANDLORD  Landlord reserves the right at all reasonable
     -----------------
times and upon reasonable notice to the Tenant to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or tenants, or to the ground or underlying lessors; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building. Notwithstanding anything to the contrary contained in this Article 27, Landlord
                                                           ----------
may enter the Premises at any time to (A) perform services required of Landlord;
(B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Any such entries shall be without the abatement of Rent and shall include the right to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

28. TENANT PARKING Tenant shall rent parking passes on a monthly basis throughout the Lease Term in the number set forth in Section 12 of the Summary to park in the Building Parking Facility. Tenant shall pay to Landlord for automobile parking passes on a monthly basis the prevailing rate charged for parking passes at the location of such passes, provided that Landlord currently is not charging for unreserved parking passes. Tenant shall pay $50.00 for each reserved parking space on a monthly basis. In addition, Tenant shall pay to Landlord a deposit in an amount determined by Landlord for each parking pass rented by Tenant, which deposit shall be returned by Landlord to Tenant when such pass is tendered by Tenant to Landlord upon the expiration or earlier termination of the Lease Term. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the Building Parking Facility and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. Landlord specifically reserves the right to change the size, configuration, design, layout, location and all other aspects of the Building Parking Facility and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Building Parking Facility, or relocate Tenant's parking passes to other parking structures and/or surface parking areas within a reasonable distance of the Premises, for purposes of permitting or facilitating any such construction, alteration or improvements with respect to the Building Parking Facility or to accommodate or facilitate renovation, alteration, construction or other modification of other improvements or structures located on the Project. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord and such owner. The parking rates charged by Landlord for Tenant's parking passes shall be exclusive of any parking tax or other charges imposed by governmental authorities in connection with the use of such parking, which taxes and/or charges shall be paid directly by Tenant or the parking users, or, if directly imposed against Landlord, Tenant shall reimburse Landlord for all such taxes and/or charges concurrent with its payment of the parking rates described herein.

29.  MISCELLANEOUS PROVISIONS
     ------------------------

     29.1  Binding Effect.  Each of the provisions of this Lease shall extend to
           --------------
and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.
              ----------

     29.2  No Air Rights.  No rights to any view or to light or air over any
           -------------
property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

     29.3  Modification of Lease.  Should any current or prospective mortgagee
           ---------------------
or ground lessor for the Project require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) days following the request therefor. Should Landlord or any such current or prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease and to deliver the same to Landlord within ten
(10) days following the request therefor.

     29.4  Transfer of Landlord's Interest.  Tenant acknowledges that Landlord
           -------------------------------
has the right to transfer all or any portion of its interest in the Project and Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer provided that such transferee has assumed the obligations of Landlord under this Lease. The liability of any transferee of Landlord shall be limited to the interest of such transferee in the Project and Building and such transferee shall be without personal liability under this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

     29.5  Prohibition Against Recording.  Except as provided in Section 29.3 of
           -----------------------------                         ------------
this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

     29.6  Relationship of Parties.  Nothing contained in this Lease shall be
           -----------------------
deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

     29.7  Application of Payments.  Landlord shall have the right to apply
           -----------------------
payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

     29.8  Time of Essence.  Time is of the essence of this Lease and each of
           ---------------
its provisions.

     29.9  Partial Invalidity.  If any term, provision or condition contained in
           ------------------
this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

     29.10  No Warranty.  In executing and delivering this Lease, Tenant has not
            -----------
relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

     29.11  Entire Agreement.  It is understood and acknowledged that there are
            ----------------
no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease.

     29.12  Right to Lease.  Landlord reserves the absolute right to effect such
            --------------
other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Project.

     29.13  Waiver of Redemption by Tenant.  Tenant hereby waives for Tenant and
            ------------------------------
for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

     29.14  Notices.  All notices, demands, statements or communications
            -------
(collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of
                                                                 ---------
the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section
                                                                        -------
3 of the Summary, or to such other firm or to such other place as Landlord may
-
from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 29.14 or upon the
                                                   -------------
date personal delivery is made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

     29.15  Landlord Exculpation.  It is expressly understood and agreed that
            --------------------
notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building, and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

     29.16  Joint and Several.  If there is more than one Tenant, the
            -----------------
obligations imposed upon Tenant under this Lease shall be joint and several.

     29.17  Authority.  If Tenant is a corporation or partnership, each
            ---------
individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Building is located and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

     29.18  Attorneys' Fees.  If either party commences litigation against the
            ---------------
other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

     29.19  Governing Law.  This Lease shall be construed and enforced in
            -------------
accordance with the laws of the State of California.

     29.20  Submission of Lease.  Submission of this instrument for examination
            -------------------
or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     29.21  Brokers.  Landlord and Tenant hereby warrant to each other that they
            -------
have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease, excepting only the real estate brokers or agents specified in Section 13 of the Summary (the "Brokers"). Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent, other than the Brokers.

     29.22  Independent Covenants.  This Lease shall be construed as though the
            ---------------------
covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

     29.23  Project Name and Signage.  Landlord shall have the right at any time
            ------------------------
to change the name of the Project and to install, affix and maintain any and all signs on the exterior and on the interior of the Project as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Project or use pictures or illustrations of the Project in advertising or other publicity, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     29.24  Transportation Management.  Tenant shall fully comply with all
            -------------------------
present or future programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

     29.25  Hazardous Material.  As used herein, the term "Hazardous Material"
            ------------------
means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the state in which the Building is located or the United States Government. Tenant acknowledges that Landlord may incur costs (A) for complying with laws, codes, regulations or ordinances relating to Hazardous Material, or (B) otherwise in connection with Hazardous Material. Tenant agrees that the costs incurred by Landlord with respect to, or in connection with, complying with laws, codes, regulations or ordinances relating to Hazardous Material shall be an Operating Expense, unless the cost of such compliance, as between Landlord and Tenant, is made the responsibility of Tenant under this Lease.

     29.26  Confidentiality.  Tenant acknowledges that the content of this Lease
            ---------------
and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, and space planning consultants.

     29.27  Landlord Renovations.  It is specifically understood and agreed that
            --------------------
Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, Project or any part thereof and that no representations respecting the condition of the Premises, Building or Project have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Building, Premises, and/or Project, including without limitation the Building Parking Facility, common areas, systems and equipment, roof, and structural portions of the same. In connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building or Project, limit or eliminate access to portions of the Project, including portions of the common areas, or perform work in the Building or Project, which work may create noise, dust or leave debris in the Building or Project. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations.

     29.28  Development of the Project.
            --------------------------

          29.28.1  Subdivision.  Landlord reserves the right to further
                   -----------
subdivide all or a portion of the Project. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision.

          29.28.2  The Other Improvements.  If portions of the Project or
                   ----------------------
property adjacent to the Project (collectively, the "Other Improvements") are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to convey all or any portion of the Project or any other of Landlord's rights described in this Lease.

          29.28.3  Construction of Project and Other Improvements.  Tenant
                   ----------------------------------------------
acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction.

     29.29  No Discrimination.  Tenant covenants by and for itself, its heirs,
            -----------------
executors, administrators and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring, use, or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the Premises.

     29.30  Office and Communications Services.
            ----------------------------------

          29.30.1  The Provider.  Landlord has advised Tenant that certain
                   ------------
office and communications services may be offered to tenants of the Building by a concessionaire under contract to Landlord ("Provider"). Tenant shall be permitted to contract with Provider for the provision of any or all of such services on such terms and conditions as Tenant and Provider may agree.

          29.30.2  Other Terms.  Tenant acknowledges and agrees that:  (i)
                   -----------
Landlord has made no warranty or representation to Tenant with respect to the availability of any such services, or the quality, reliability or suitability thereof; (ii) the Provider is not acting as the agent or representative of Landlord in the provision of such services, and Landlord shall have no liability or responsibility for any failure or inadequacy of such services, or any equipment or facilities used in the furnishing thereof, or any act or omission of Provider, or its agents, employees, representatives, officers or contractors;
(iii) Landlord shall have no responsibility or liability for the installation, alteration, repair, maintenance, furnishing, operation, adjustment or removal of any such services, equipment or facilities; and (iv) any contract or other agreement between Tenant and Provider shall be independent of this Lease, the obligations of Tenant hereunder, and the rights of Landlord hereunder, and, without limiting the foregoing, no default or failure of Provider with respect to any such services, equipment or facilities, or under any contract or agreement relating thereto, shall have any effect on this Lease or give to Tenant any offset or defense to the full and timely performance of its obligations hereunder, or entitle Tenant to any abatement of rent or additional rent or any other payment required to be made by Tenant hereunder, or constitute any accrual or constructive eviction of Tenant, or otherwise give rise to any other claim of any nature against Landlord.

     29.31  Child Care Facilities.  Tenant acknowledges that any child care
            ---------------------
facilities located in the Project (the "Child Care Facilities") which are available to Tenant and Tenant's employees are provided by a third party (the "Child Care Provider") which is leasing space in the Project, and not by Landlord. If Tenant or its employees choose to use the Child Care Facilities, Tenant acknowledges that Tenant and Tenant's employees are not relying upon any investigation which Landlord may have conducted concerning the Child Care Provider or any warranties or representation with respect thereto, it being the sole responsibility of Tenant and the individual user of the Child Care Facilities to conduct any and all investigations of the Child Care Facilities prior to making use thereof. Accordingly, Landlord shall have no responsibility with respect to the quality or care provided by the Child Care Facilities, or for any acts or omissions of the Child Care Provider. Furthermore, Tenant, for Tenant and for Tenant's employees, hereby agrees that Landlord, its members and their respective partners, subpartners, officers, agents, servants, employees, and independent contractors shall not be liable for, and are hereby released from any responsibility for any loss, cost, damage, expense or liability, either to person or property, arising from the use of the Child Care Facilities by Tenant or Tenant's employees. Tenant hereby covenants that Tenant shall inform all of Tenant's employees of the provisions of this Section 29.31 prior to such employees' use of the Child Care Facilities.

29.32 CC&Rs. and restrictions currently affecting the Project. Additionally,
      -----
Tenant acknowledges that the Project may be subject to any future covenants, conditions, and restrictions (the "CC&Rs") which Landlord, in Landlord's discretion, deems reasonably necessary or desirable, and Tenant agrees that this Lease shall be subject and subordinate to such CC&Rs. Landlord shall have the right to require Tenant to execute and acknowledge, within fifteen (15) business days of a request by Landlord, a "Recognition of Covenants, Conditions, and Restriction," in a form substantially similar to that attached hereto as Exhibit
                                                                         -------
F, agreeing to and acknowledging the CC&Rs.
-

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                                    "Landlord":

                                    AEW \ PARKER, LLC,
                                    a California limited liability company

                                    By:  Eastrich Aliso, LLC,
                                         a Delaware limited liability company,
                                         Member - Manager

                                        /s/ James Flynn
                                    By:___________________________________
                                         James Flynn
                                         Authorized Signatory

                                    "Tenant":

                                    eCommercial.com,
                                    a Nevada corporation


                                    By: /s/ "Illegible"
                                       --------------------------------------


                                    Its President / CEO
                                       --------------------------------------


                                    By: /s/ "Illegible"
                                       --------------------------------------

                                    Its SECRETARY
                                       --------------------------------------

                                   EXHIBIT A
                                   ---------

                              OUTLINE OF PREMISES
                              -------------------


                               PLAN APPEARS HERE



                               EXHIBIT A -Page 1

                                   Exhibit B
                                   ---------

                               TENANT WORK LETTER
                               ------------------

     This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portion of Articles 1 through 29 of the Office Lease to which this Tenant Work Letter is
   ---------------------
attached as Exhibit B and of which this Tenant Work Letter forms a part, and all
            ---------
references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portion of Sections 1 through 6 of this Tenant Work
                                   --------------------
Letter.

                                   SECTION 1
                                   ---------

                LANDLORD'S INITIAL CONSTRUCTION IN THE PREMISES
                -----------------------------------------------

     1.1  Base, Shell and Core of the Premises as Constructed by Landlord.
          ---------------------------------------------------------------
Landlord has constructed, or shall construct, at its sole cost and expense, the base, shell, and core as set forth on Schedule 1, attached hereto (the "Base, Shell, and Core").

     1.2  Landlord Work.  Landlord shall, at Tenant's sole cost and expense,
          -------------
cause the construction or installation of the following items on the floor of the Building containing the Premises (collectively, the "Landlord Work"). Tenant may not change or alter the Landlord Work.

          1.2.1  Public Corridor (only as to that portion of the Premises, if
                 ------------------------------------------------------------
any, which occupies only a portion of a floor, rather than an entire floor, of
------------------------------------------------------------------------------
the Building).  The actual public corridor wall, the standard tenant entries and
-------------
exits including doors, frames, hardware, and sidelight (if any), and standard tenant entry signage and exit lights (collectively, the "Public Corridor"), which Public Corridor is adjacent to the Premises.

          1.2.2  Demising Walls Between Tenants (only as to that portion of the
                 --------------------------------------------------------------
Premises, if any, which occupies only a portion of a floor, rather than an
--------------------------------------------------------------------------
entire floor, of the Building).   One-half of the cost of the demising
------------------------------
partitions between tenants which shall include studs, acoustical insulation and dry wall ready for finish on tenant side only and any necessary penetrations, fire dampers and sound traps (collectively, the "Demising Walls"), which Demising Walls are adjacent to the Premises.

          1.2.3  Elevator Lobby (only as to that portion of the Premises, if
                 --------------
any, which occupies only a portion of a floor, rather than an entire floor, of the Building) (the "Lobby").

                                   SECTION 2
                                   ---------

                              TENANT IMPROVEMENTS
                              -------------------

     2.1  Tenant Improvement Allowance.  Tenant shall be entitled to a one-time
          ----------------------------
tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of $27.00 per usable square foot of the Premises for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Premises (the "Tenant Improvements"). In addition, Landlord shall contribute an amount not to exceed $0.12 per usable square foot of the Premises ("Landlord's Drawing Contribution") toward the cost of one (1) preliminary space plan to be prepared by "Architect," as that term is defined in
Section 3.1, below, and no portion of the Landlord's Drawing Contribution remaining, if any, following the completion of construction of the Tenant Improvements shall be available for use by Tenant. In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the sum of the Tenant Improvement Allowance and Landlord's Drawing Contribution. All Tenant Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of the Lease.

     2.2  Disbursement of the Tenant Improvement Allowance.  Except as otherwise
          ------------------------------------------------
set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process) for costs related to the construction of the Tenant Improvements and for the following items and costs (collectively, the "Tenant Improvement Allowance Items"): (i) payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of
                                                               -----------
this Tenant Work Letter, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter; (ii) the cost of
                        -----------
any changes in the Base, Shell and Core when such changes are required by the Construction Drawings; (iii) the cost of any changes to the Construction Drawings or Tenant Improvements required by all applicable building codes (the "Code"); (iv) the "Landlord Supervision Fee", as that term is defined in Section
                                                                         -------
4.3.2 of this Tenant Work Letter; and (v) a portion of the costs, as designated
-----
by Landlord, of the Demising Walls, Public Corridor and Lobby, if any.

     2.3  Standard Tenant Improvement Package.  Landlord has established
          -----------------------------------
specifications (the "Specifications") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "Standard Improvement Package"), which Specifications are set forth on Schedule 2, attached hereto. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that Landlord may, at Landlord's option, require the Tenant Improvements to comply with certain Specifications. Landlord may make changes to the Specifications for the Standard Improvement Package from time to time.

                                   SECTION 3
                                   ---------

                             CONSTRUCTION DRAWINGS
                             ---------------------

     3.1  Selection of Architect/Construction Drawings.  The architect/space
          --------------------------------------------
planner designated by Landlord (the "Architect") shall prepare the "Construction Drawings," as that term is defined in this Section 3.1. The engineering
                                           -----------
consultants designated by Landlord (the "Engineers") shall prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications as determined by Landlord, and shall be subject to Landlord's approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base Building plans, and Tenant and

                              EXHIBIT B - Page 1

Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall
                              ---------
not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in this Lease shall specifically apply to the Construction Drawings.

     3.2  Final Space Plan.  On or before the date set forth in Schedule 3,
          ----------------                                      ----------
attached hereto, Tenant and the Architect shall prepare the final space plan for Tenant Improvements in the Premises (collectively, the "Final Space Plan"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord's approval.

     3.3  Final Working Drawings.  The Architect and the Engineers shall
          ----------------------
complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval, and Landlord shall, in turn, submit the same to Tenant for Tenant's approval, together with a "Final Pricing Plan," which approval shall be given on or before the date set forth on Schedule 3.

     3.4  Permits.  The Final Working Drawings shall be approved by Landlord
          -------
(the "Approved Working Drawings") prior to the commencement of the construction of the Tenant Improvements. Landlord shall submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow "Contractor," as that term is defined in Section 4.1, below,
                                                            -----------
to commence and fully complete the construction of the Tenant Improvements (the "Permits"), and, in connection therewith, Landlord shall coordinate with the Architect and Contractor in all phases of the permitting process and shall monitor all plan check numbers and dates of submittal in order to obtain the Permits. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, provided that Landlord may withhold its consent, in its sole discretion, to any change in the Approved Working Drawings if such change would directly or indirectly delay the "Substantial Completion" of the Premises as that term is defined in Section
                                                                        -------
5.1 of this Tenant Work Letter.
---

     3.5  Time Deadlines.  Tenant shall use its best, good faith, efforts and
          --------------
all due diligence to cooperate with the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the permits, and with Contractor for approval of the "Cost Proposal," as that term is defined in Section 4.2 of this Tenant Work Letter, as
                                      -----------
soon as possible after the execution of the Lease, and, in that regard, shall meet with Landlord on a scheduled basis to be determined by Landlord, to discuss Tenant's progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4,
                                                           ---------  ---------
below, and in this Tenant Work Letter are set forth and further elaborated upon in Schedule 3 (the "Time Deadlines"), attached hereto. Tenant agrees to comply
   ----------
with the Time Deadlines.

                                   SECTION 4
                                   ---------

                    CONSTRUCTION OF THE TENANT IMPROVEMENTS
                    ---------------------------------------

     4.1  Contractor.  A contractor designated by Landlord ("Contractor") shall
          ----------
construct the Tenant Improvements.

     4.2  Cost Proposal.  After the Approved Working Drawings are signed by
          -------------
Landlord and Tenant, Landlord shall provide Tenant with a cost proposal in accordance with the Approved Working Drawings, which cost proposal shall include, as nearly as possible, the cost of all Tenant Improvement Allowance Items to be incurred by Tenant in connection with the design and construction of the Tenant Improvements (the "Cost Proposal"). Tenant shall approve and deliver the Cost Proposal to Landlord within five (5) business days of the receipt of the same, and upon receipt of the same by Landlord, Landlord shall be released by Tenant to purchase the items set forth in the Cost Proposal and to commence the construction relating to such items. The date by which Tenant must approve and deliver the Cost Proposal to Landlord shall be known hereafter as the "Cost Proposal Delivery Date".

     4.3  Construction of Tenant Improvements by Contractor under the
          -----------------------------------------------------------
Supervision of Landlord.
-----------------------

          4.3.1  Over-Allowance Amount.  On the Cost Proposal Delivery Date,
                 ---------------------
Tenant shall deliver to Landlord cash in an amount (the "Over-Allowance Amount") equal to the difference between (i) the amount of the Cost Proposal and (ii) the amount of the Tenant Improvement Allowance. The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any then remaining portion of the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant Improvement Allowance. In the event that, after the Cost Proposal Delivery Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Tenant Improvements, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs shall be paid by Tenant to Landlord immediately upon Landlord's request as an addition to the Over-Allowance Amount.

          4.3.2  Landlord's Retention of Contractor.  Landlord shall
                 ----------------------------------
independently retain Contractor, on behalf of Tenant, to construct the Tenant Improvements in accordance with the Approved Working Drawings and the Cost Proposal and Landlord shall supervise the construction by Contractor, and Tenant shall pay a construction supervision and management fee (the "Landlord Supervision Fee") to Landlord in an amount equal to the product of (i) five percent (5%) and (ii) an amount equal to the Tenant Improvement Allowance plus the Over-Allowance Amount (as such Over-Allowance Amount may increase pursuant to the terms of this Tenant Work Letter).

          4.3.3  Contractor's Warranties and Guaranties.  Landlord hereby
                 --------------------------------------
assigns to Tenant all warranties and guaranties by Contractor relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements.

          4.3.4  Tenant's Covenants.  Tenant hereby indemnifies Landlord for any
                 ------------------
loss, claims, damages or delays arising from the actions of Architect on the Premises or in the Building. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause Contractor and Architect to cause a Notice of Completion to be recorded in the office of the County Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute and furnish a copy thereof to Landlord upon recordation, failing which, Landlord may itself execute and file the same on behalf of Tenant as Tenant's agent for such purpose. In addition, immediately after the Substantial Completion of

                               EXHIBIT B - Page 2
the Premises, Tenant shall have prepared and delivered to the Building a copy of the "as built" plans and specifications (including all working drawings) for the Tenant Improvements.

                                   SECTION 5
                                   ---------

                    COMPLETION OF THE TENANT IMPROVEMENTS;
                     --------------------------------------
                            LEASE COMMENCEMENT DATE
                            -----------------------

     5.1  Ready for Occupancy.  The Premises shall be deemed "Ready for
          -------------------
Occupancy" upon the Substantial Completion of the Premises. For purposes of this Lease, "Substantial Completion" of the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor.

     5.2  Delay of the Substantial Completion of the Premises.  Except as
          ---------------------------------------------------
provided in this Section 5.2, the Lease Commencement Date shall occur as set
                 -----------
forth in the Lease and Section 5.1, above.  If there shall be a delay or there
                       -----------
are delays in the Substantial Completion of the Premises or in the occurrence of any of the other conditions precedent to the Lease Commencement Date, as set forth in the Lease, as a direct, indirect, partial, or total result of:

               5.2.1  Tenant's failure to comply with the Time Deadlines;

               5.2.2 Tenant's failure to timely approve any matter requiring Tenant's approval;

               5.2.3 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

               5.2.4 Changes in any of the Construction Drawings after disapproval of the same by Landlord or because the same do not comply with Code or other applicable laws;

               5.2.5 Tenant's request for changes in the Approved Working Drawings;

               5.2.6 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Premises, as set forth in the Lease, or which are different from, or not included in, the Standard Improvement Package;

               5.2.7 Changes to the Base, Shell and Core required by the Approved Working Drawings; or

               5.2.8 Any other acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the Lease Commencement Date shall be deemed to be the date the Lease Commencement Date would have occurred if no Tenant delay or delays, as set forth above, had occurred.

                                   SECTION 6
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     6.1  Tenant's Entry Into the Premises Prior to Substantial Completion.
          ----------------------------------------------------------------
Provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Premises for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit a
                                           -----------
schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6.1.
                                  -----------

     6.2  Freight Elevators.  Landlord shall, consistent with its obligations to
          -----------------
other tenants of the Building, make the freight elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises.

     6.3  Tenant's Representative.  Tenant has designated Mark Grundy and Tom
          -----------------------
Blakeley as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

     6.4  Landlord's Representative.  Landlord has designated Don Christeson as
          -------------------------
its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

     6.5  Tenant's Agents.  All subcontractors, laborers, materialmen, and
          ---------------
suppliers retained directly by Tenant shall all be union labor in compliance with the then existing master labor agreements.

     6.6  Time of the Essence in This Tenant Work Letter.  Unless otherwise
          ----------------------------------------------
indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

     6.7  Tenant's Lease Default.  Notwithstanding any provision to the contrary
          ----------------------
contained in this Lease, if an event of default as described in the Lease, or a default by Tenant under this Tenant Work Letter, has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 5 of this Tenant Work Letter), and (ii) all other
                ---------
obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

                               EXHIBIT B - Page 3

                            SCHEDULE 1 TO EXHIBIT B
                            -----------------------

                       BASE, SHELL AND CORE DESCRIPTION
                       --------------------------------

Geometry                 1.  "L" Shaped Buildings - 28,000 to 30,000 sq. ft. floor plates.

Structure                2.  Floor to floor height of 13'6" typical, 14'6" first floor, 13'
                             6" top floor (allow for roof drains).

                         3.  Spread footings with grade beams at moment frame perimeter.

                         4.  Structural steel building with seismic moment frame at perimeter.

Lightweight              5.  Lightweight concrete on all elevated floors.

Concrete                 6.  E.I.F.S. spandrels and columns with tinted glass window wall with parapet and a mechanical equipment screen.

Interior Finish          7.  Ground floor public lobby complete and 3rd floor lobby completed with corridors.

                         8.  Finished men's and women's restrooms on all floors with ceramic tile floors and walls.

Vertical                 9.  Two (2) Hydraulic elevators with standard cab finish.
Movement

Mechanical               10. HVAC-VAV system with hot water terminal reheat, shell building system includes duct risers and loops, HHW loops and valves and control piping (pneumatic) or wiring (electrical) to each floor.

                         11. HVAC distribution, ceiling grid and lights in core areas only.

                         12. Fire Sprinklers distributed with temporary heads and shields at rate of 1/150 sq. ft.

Electrical               13. Electrical panels 120/208 and 277/480 at two locations on each floor.

                       SCHEDULE 1 TO EXHIBIT B - Page 1

                            SCHEDULE 2 TO EXHIBIT B
                            -----------------------

                         STANDARD IMPROVEMENT PACKAGE
                         ----------------------------

TENANT AREA
-----------


  1.  Interior Partition Walls
      ------------------------

      a. 2-1/2" 25 - gauge metal studs, 24" on center with seismic bracing unless noted otherwise.

      b.  5/8" Type "x" drywall, one layer each side.

      c.  Partition taped smooth and sanded to receive paint or wallcovering.

      d.  R-8 batt insulation in wall cavity.

      e. Ceiling insulation to occur 4'-0" each side of partition and to be Owens Corning "Sonobatts" 3-1/2" R-11.

      f.  "L" metal trim at termination of partition at ceiling.

      g. Stagger and acoustical caulk around electrical outlet and other boxes; caulk around conduit and other through-the-wall penetrations. Caulk entire perimeter of wall at floor, exterior wall and ceiling between "L" metal finished gypsum board and intersecting wall.

      h. Secure bottom channel with 1/4" shotpins at 4'-0" O.C. and 6" from corner.

      i. Lateral bracing, number 25 gauge to be attached to the partition with sheet metal screws at 8'-0" O.C. The brace is to be placed at an angle of 45 degrees to the horizontal plane ceiling.

  2.  Demising Partition
      ------------------

      a. 2-1/2, 20 gauge metal studs 24" on center with seismic bracing, unless noted otherwise.

      b.  5/8" Type "x" drywall, one layer each side.

      c.  R-8 Batt insulation in wall cavity.

      d.  Ceiling insulation to occur 4'-0" each side of partition - Owens
          Corning
          3-1/2", R-11 "Sonobatts".

      e. Partition taped smooth and sanded to receive paint and/or wallcovering.

      f.  Sound boots at all HVAC penetrations.

      g.  "L" metal trim at termination of partition at ceiling.

      h. Straight line termination at building columns, sound sealed gasket closure at mullion termination.

      i. Stagger and acoustic caulk around electrical outlets an other boxes; caulk around conduit and other through-the-wall-penetrations. Caulk entire perimeter of wall at floor, exterior wall and ceiling between "L" metal finished gypsum board and intersecting wall.

      j. Secure bottom channel with 1/4" shotpins at 4'-0" O.C. 6" from corner.

      k. 25 gauge lateral bracing to be attached to the partition with sheet metal screws at 8'-0" O.C. The brace is to be placed at an angle of 45" degrees to the horizontal ceiling plans.

      l. Perimeter wall drywall below ceiling line taped smooth and sanded to receive paint or wallcovering.

  3.  Interior Door
      -------------

      a. All doors shall be 3'-0" x 8'-10" x 1-3/4". Doors to be solid core flush premium grade white quarter sliced maple (premium grade plain sliced cherry in Building A) with matching hardwood edges, 100% filled pore utilizing paste wood filler. Finish with two coats clear sealer. Entry/exit doors to have 20-minute fire rated label attached to hinge side of door.

      b. All frames to have 3'-0" x 8"-10" x 3-3/4" throat. Factory painted Western Integrated door frame, 20-minute fire rated label attached to hinge side of frame for rated doors. Building standard color:

      c. Lever hardware by Schlage D Series "Sparta" cylindrical latchset/lockset, satin chrome finish.

      d. Butt hinges, 2 pair, Hager BB 1279, ball bearing at doors with closers, finish to be brushed stainless finish.

      e.  Norton #8501 parallel arm door closer at corridors be satin chrome
          626.

                       SCHEDULE 2 TO EXHIBIT B - Page 1

      f.  Floor mounted door stop, finish to be brushed stainless finish.

      g.  Fire door gasket at corridors.

  4.  Tenant Entry Door(s)
      --------------------

      a. All doors shall be 3'-0" x 8'-10" x 1-3/4". Doors to be solid core flush premium grade white quarter sliced maple (premium grade plain sliced cherry in Building A) with matching hardwood edges, 100% filled pore utilizing paste wood filler. Finish with two coats clear sealer. Entry/exit doors to have 20-minute fire rated label attached to hinge side of door.

      b. All frames to have 3'-0" x 8"-10" x 3-3/4" throat. Factory painted Western Integrated door frame, 20-minute fire rated label attached to hinge side of frame for rated doors. Building standard color:

      c.  Lever hardware by Schlage L-17 Mortise lockset, satin chrome finish.

      d. Butt hinges, 2 pair, Hager AB 700, ball bearing at doors with closers, finish to be brushed stainless finish.

      e.  Norton #8501 parallel arm door closer at corridors be satin chrome
          626.

      f.  Floor mounted door stop, finish to be brushed stainless finish.

      g.  Fire door gasket at corridors.

      h. Pair doors to have coordinator and automatic flush bolts by Glynn-Johnson.

      i.  Pair doors to have astrogal by Pemko 355CV.

  5.  Tenant Light Fixture
      --------------------

      a.  2' x 4" Ultraline (slot grid) housing type throughout Tenant premises.

      b.  T-8, fluorescent tubes, 3 lamps, 3500 Kelvin.

      c. Lithonia "Paralux", or equal, 3" deep cell, return air slots, 277V, solid state ballasts.

      d.  Heat exhaust slots, with return air slots.

      e.  Earthquake clips and wire.

  6.  Core Light Fixture
      ------------------

      Down Light

      a.  Fluorescent

      b.  Lithonia AFV-B Series, or equal, with clear specular alzack reflector.

      c.  26/32/42 35K Triple Tube Lamp.

  7.  Acoustic Ceiling
      ----------------

      a. Chicago metallic "Fineline" steel grid, intermediate duty with white recess throughout tenant premises.

      b.  Partition attachment clips.

      c. USG "Millennia" tile, 2' x 2' x 3/4", Fineline beveled edge; painted back.

      d.  Ground floor ceiling height to be 10', or as noted on the plans.

  8.  Fire Sprinkler
      --------------

      a.  Drops and heads from existing distribution.

      b.  Adjustable heads.

      c. Semi-recessed heads with white enamel trim. Located in center of ceiling tile, except per code requirements.

  9.  Paint
      -----

      a.  Two coats of flat latex paint over primer.

      b.  Building Standard color as selected by the architect.

                        SCHEDULE 2 TO EXHIBIT B - Page 2

  10. Flooring and Base
      -----------------

      a. Designweave "Tempest Classic", 32 oz. over pad, "Carrington", over pad, "Trieste", direct glue down or "Palladian", direct glue down.

      b.  4" rubber straight base.  Burke or equal.

      c. Vinyl flooring 12" x 12" standard VCT Armstrong "Excelon", with 4" topset base.

  11. Window Covering
      ---------------

      a. Perforated vinyl vertical blind. Draw and tilt function, with 3" 21% perforated P.V.C. vanes.

  12. Electrical Wall Outlet
      ----------------------

      a.  Self-grounding specification grade or equal, duplex receptacle, white.

  13. Light Control System (for use in private offices and support rooms and
      --------------------
      conference rooms exclusive of open areas), Suites in excess of 5,000 useable square feet only.

      a.  Wall or ceiling mount.  Novitas, "watt stopper" or equal, white.

      b.  Teflon wire, control relay and transformer.

  14. Light Control Devices (for use in reception areas, general office and
      ---------------------
      other areas not listed above)

      a. All lighting circuits run to relays in existing lighting control panel.

      b.  Momentary contact switch to activate lighting control system relays.

      c.  Bi-level switching to meet Title 24 requirements.

      d.  Height 42" A.F.F. to center line of switch.

  15. Telephone/Data Wall Outlet
      --------------------------

      a. 4-11/16" x 2-1/8" deep box in wall vertically mounted at 18" above finish floor.

  16. Tenant Lighting
      ---------------

      a. Switching Capabilities: Motion sensors may be utilized for private offices, storage rooms, conference rooms and kitchen/lounge areas with momentary contact switching in open areas and conference rooms.

      b.  Fixture Type(s):

          1. Number of tubes per fixture:  3

          2. Fixture dimension:  2' x 4'

          3. Lens Type: Parabolic (24 cell, 3" deep), fluorescent, 3-35 watt lamp, 277 V, recessed fixture with air handling capability and modular wiring receptacle.

      c.  Ratio:  Approximately one fixture per 80 usable square feet.

      d.  Foot-candles:  In accordance with tenant design criteria and Title 24.

  17. Exit Signs (Illuminated)
      ------------------------

      a.  Sure-Lites model TC7C71G (edge lit) 277 volt.

  18. Building Management System
      --------------------------

      a. Tenants can restore lighting in their area via override switch located in their area. Common areas, lobbies, parking structure and exterior lighting are controlled on time schedule with appropriate minimum night light circuits left in operation.

      b. After hours HVAC is controlled via card reader override in public corridor. Reader activated floor HVAC for prescribed time period.

  19. Fire/Life Safety Speakers
      -------------------------

  20. Fire Extinguisher Cabinets
      --------------------------

      a.  Semi-recessed by  Potter-Roemer, "Buena" series.

                        SCHEDULE 2 TO EXHIBIT B-Page 3

  21. Security
      --------

      a. Card-Key Control: All access after hours is through the use of electrically coded cards. Different levels of authorization can be easily programmed on the computer. Card controls access to main lobby entry, and HVAC override. Exit door from stairs and public entrances are monitored with door sensors.

  22. Miscellaneous
      -------------

      a. Included in the Tenant Improvement allowance shall be working drawings, permit and fees.

  23. HVAC
      ----

          Tenant development will include variable air volume (VAV) boxes with discharge plenums and branch mains to existing main supply air duct. Exterior zone VAV boxes will include a hot water reheat coil and control valve with branch piping to existing hot water mains. Rigid spiral ductwork, and flexible ductwork (7'-0" maximum length), downstream of VAV boxes will be connected to ceiling diffusers to provide conditioned supply air to the occupied areas. Work shall include thermostat installation, and testing and balancing.

          1.  Typical Zoning Density:  1,000 square feet per zone.

          2.  Variable Air Volume Boxes:
              Krueger or Titus single inlet pressure independent without heat for interior zones, with 1 row hot water coil for exterior zones.

          3.  Diffuser and Return Air Grilles:
              Krueger or Titus, flush with ceiling, modular, perforated type with metal frame and adjustable blade core. Furnish with factory finish to match ceiling tile and frame type to match ceiling suspension system.

                        SCHEDULE 2 TO EXHIBIT B-Page 4

                            SCHEDULE 3 TO EXHIBIT B
                            -----------------------

                                TIME DEADLINES
                                --------------

              Dates                            Actions to be Performed
              -----                            -----------------------

A.  June 9, 1999                            Final Space Plan to be completed
                                            by Tenant and delivered to Landlord.

B.  June 30, 1999                           Final Working Drawings to be
                                            approved by Tenant.

C.  Five (5) business days after            Tenant to approve Cost Proposal
    the receipt of the Cost                 and deliver Cost Proposal to
    Proposal by Tenant                      Landlord.


                        SCHEDULE 3 TO EXHIBIT B -Page 1

                                   EXHIBIT C
                                   ---------

                          NOTICE OF LEASE TERM DATES
                          --------------------------

To:  __________________________
     __________________________
     __________________________
     __________________________

     Re:  Office Lease dated ________________________, 19__, between  [INSERT
          LANDLORD NAME AND LEGAL ENTITY] ("Landlord"), and
          _______________________ _____________, a _____________________
          ("Tenant") concerning Suite _______ on floor(s) _______ of the Office Building located at [INSERT BUILDING ADDRESS].

Gentlemen:

     In accordance with the Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:

     1. That the Premises are Ready for Occupancy, and that the Lease Term shall commence as of ________________ for a term of _______________ ending on
_______________.

     2.  That in accordance with the Lease, Rent commenced to accrue on
_______________________.

     3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

     4. Rent is due and payable in advance on the first day of each and every month during the Lease Term. Your rent checks should be made payable to ____________________________________ at _______________________________________.

     5. The exact number of rentable square feet within the Premises is _______ square feet.

     6. Tenant's Share as adjusted based upon the exact number of rentable square feet within the Premises is _______%.

                              "Landlord":

                              [LANDLORD NAME AND LEGAL ENTITY]

                              By:_________________________________

                                Its:______________________________

Agreed to and Accepted as
of _____________, 19__.

"Tenant":

[TENANT NAME AND LEGAL ENTITY],

By:___________________________

 Its:_________________________


                               EXHIBIT C-Page 1

                                   EXHIBIT D
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------

     Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Building.

     1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord.

     2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises, unless electrical hold backs have been installed.

     3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register when so doing. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of same by any means it deems appropriate for the safety and protection of life and property.

     4. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. All damage done to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Tenant and any expense of said damage or injury shall be borne by Tenant.

     5. No furniture, freight, packages, supplies, equipment or merchandise will be brought into or removed from the Building or carried up or down in the elevators, except upon prior notice to Landlord, and in such manner, in such specific elevator, and between such hours as shall be designated by Landlord. Tenant shall provide Landlord with not less than 24 hours prior notice of the need to utilize an elevator for any such purpose, so as to provide Landlord with a reasonable period to schedule such use and to install such padding or take such other actions or prescribe such procedures as are appropriate to protect against damage to the elevators or other parts of the Building. In no event shall Tenant's use of the elevators for any such purpose be permitted during the hours of 7:00 a.m. - 9:00 a.m., 11:30 a.m. - 1:30 p.m. and 4:30 p.m. - 6:30 p.m.

     6. Landlord shall have the right to control and operate the public portions of the Building, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of tenants, in such manner as is customary for comparable buildings in the vicinity of the Building.

     7. The requirements of Tenant will be attended to only upon application at the office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

     8. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate with Landlord or Landlord's agents to prevent same.

     9. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

     10. Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord's consent first had and obtained.

     11. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines of any description other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

     12. Tenant shall not use or keep in or on the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material.

     13. Tenant shall not use any method of heating or air conditioning other than that which may be supplied by Landlord, without the prior written consent of Landlord.

     14. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other Tenants or those having business therein.

     15. Tenant shall not bring into or keep within the Building or the Premises any animals, birds, bicycles or other vehicles.

     16. No cooking shall be done or permitted by any tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot

                               EXHIBIT D-Page 1
chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Landlord and other Tenants.

     17. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     18. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

     19. Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use the same only as a means of ingress and egress for the Premises.

     20. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls. This includes the closing of exterior blinds, disallowing the sun rays to shine directly into areas adjacent to exterior windows.

     21. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

     22. Tenant shall cooperate with Landlord's trash recycling programs and the orderly sorting of trash materials to facilitate such programs.

     23. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

     24. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, when the Premises are not occupied.

     25. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Building.

     26. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord.

     27. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

     28. The washing and/or detailing of or, the installation of windshields, radios, telephones in or general work on, automobiles shall not be allowed on the Project, except by concessionaires of Landlord.

     29. Food vendors appropriately licensed by the appropriate authorities shall be allowed in the Building upon twenty-four (24) hour advance receipt of a written request from the Tenant. The food vendor shall service only the tenants that have a written request on file in the Project management office. Under no circumstance shall the food vendor display their products in a public or common area including corridors and elevator lobbies. Any failure to comply with this rule shall result in immediate permanent withdrawal of the vendor from the Building.

     30. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

     31. Tenant shall comply with any non-smoking ordinance adopted by any applicable governmental authority. There is no smoking permitted in any of the buildings comprising the Project. In addition, Landlord reserves the right to designate, in Landlord's sole discretion, the only outside areas in the Project where smoking shall be permitted.

     32. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises and Building, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord shall not be responsible to Tenant or to any other person for the nonobservance of the Rules and Regulations by another tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.


                              EXHIBIT D - Page 2

                                   EXHIBIT E
                                   ---------

                     FORM OF TENANT'S ESTOPPEL CERTIFICATE
                     -------------------------------------

     The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of _________________, 19__ and between [INSERT LANDLORD NAME AND LEGAL ENTITY] as Landlord, and the undersigned as Tenant, for Premises on the ___________ floor(s) of the Office Building located at

     [INSERT BUILDING ADDRESS] certifies as follows:

     1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

     2. The undersigned has commenced occupancy of the Premises described in the Lease, currently occupies the Premises, and the Lease Term commenced on
_________.

     3. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

     4. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

     5. Tenant shall not modify the documents contained in Exhibit A or prepay any amounts owing under the Lease to Landlord in excess of thirty (30) days without the prior written consent of Landlord's mortgagee.

     6.  Base Rent became payable on _______________.

     7.  The Lease Term expires on _________________.

     8. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.

     9. No rental has been paid in advance and no security has been deposited with Landlord except as provided in the Lease.

     10. As of the date hereof, there are no existing defenses or offsets that the undersigned has, which preclude enforcement of the Lease by Landlord.

     11. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _________________. The current monthly installment of Base Rent is $__________.

     12. The undersigned acknowledges that this Estoppel certificate may be delivered to Landlord's prospective mortgagee, or a prospective purchaser, and acknowledges that it recognizes that if same is done, said mortgagee, prospective mortgagee, or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this certificate is a condition of making of the loan or acquisition of such property.

     13. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Building is located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     Executed at __________________ on the _____ day of ______________, 19___.

                                    "Tenant":

                                    ___________________________________________
                                    a _________________________________________

                                    By:________________________________________

                                     Its:______________________________________

                                    By:________________________________________

                                     Its:______________________________________


                              EXHIBIT E - Page 1

                                   EXHIBIT F
                                   ---------

                                     SUMMIT
                                     ------

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

ALLEN, MATKINS, LECK, GAMBLE
       & MALLORY LLP
1999 Avenue of the Stars
18th Floor
Los Angeles, California 90067
Attention:  Anton N. Natsis, Esq.


--------------------------------------------------------------------------------

                           RECOGNITION OF COVENANTS,
                           -------------------------
                          CONDITIONS, AND RESTRICTIONS
                          ----------------------------

     This Recognition of Covenants, Conditions, and Restrictions (this "Agreement") is entered into as of the __ day of ________, 199__, by and between AEW / PARKER, LLC, a California limited liability company ("Landlord"), and ________________ ("Tenant"), with reference to the following facts:

     A. Landlord and Tenant entered into that certain Office Lease Agreement dated _____, 199__ (the "Lease"). Pursuant to the Lease, Landlord leased to Tenant and Tenant leased from Landlord space (the "Premises") located in an office building on certain real property described in Exhibit "A" attached
                                                      -----------
hereto and incorporated herein by this reference (the "Property").

     B. The Premises are located in an office building located on real property which is part of an area owned by Landlord containing approximately ___(__) acres of real property located in the City of Aliso Viejo, California (the "Project"), as more particularly described in Exhibit "B" attached hereto and
                                              -----------
incorporated herein by this reference.

     C. Landlord, as declarant, has previously recorded, or proposes to record concurrently with the recordation of this Agreement, a Declaration of Covenants, Conditions, and Restrictions (the "Declaration"), dated ________________, 19__, in connection with the Project.

     D. Tenant is agreeing to recognize and be bound by the terms of the Declaration, and the parties hereto desire to set forth their agreements concerning the same.

     NOW, THEREFORE, in consideration of (a) the foregoing recitals and the mutual agreements hereinafter set forth, and (b) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

     1.  Tenant's Recognition of Declaration.  Notwithstanding that the Lease
         -----------------------------------
has been executed prior to the recordation of the Declaration, Tenant agrees to recognize and by bound by all of the terms and conditions of the Declaration.

     2.  Miscellaneous.
         -------------

          2.1 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estates, personal representatives, successors, and assigns.

          2.2 This Agreement is made in, and shall be governed, enforced and construed under the laws of, the State of California.

          2.3 This Agreement constitutes the entire understanding and agreements of the parties with respect to the subject matter hereof, and shall supersede and replace all prior understandings and agreements, whether verbal or in writing. The parties confirm and acknowledge that there are no other promises, covenants, understandings, agreements, representations, or warranties with respect to the subject matter of this Agreement except as expressly set forth herein.

          2.4 This Agreement is not to be modified, terminated, or amended in any respect, except pursuant to any instrument in writing duly executed by both of the parties hereto.

          2.5 In the event that either party hereto shall bring any legal action or other proceeding with respect to the breach, interpretation, or enforcement of this Agreement, or with respect to any dispute relating to any transaction covered by this Agreement, the losing party in such action or proceeding shall reimburse the prevailing party therein for all reasonable costs of litigation, including reasonable attorneys' fees, in such amount as may be determined by the court or other tribunal having jurisdiction, including matters on appeal.

          2.6 All captions and heading herein are for convenience and ease of reference only, and shall not be used or referred to in any way in connection with the interpretation or enforcement of this Agreement.

          2.7 If any provision of this Agreement, as applied to any party or to any circumstance, shall be adjudged by a court of competent jurisdictions to be void or unenforceable for any reason, the same shall not affect any other provision of this Agreement, the application of such provision under circumstances different form those adjudged by the court, or the validity or enforceability of this Agreement as a whole.

          2.8  Time is of the essence of this Agreement.

          2.9 The Parties agree to execute any further documents, and take any further actions, as may be reasonable and appropriate in order to carry out the purpose and intent of this Agreement.


                              EXHIBIT F - Page 1

          2.10 As used herein, the masculine, feminine or neuter gender, and the singular and plural numbers, shall each be deemed to include the others whenever and whatever the context so indicates.


                              EXHIBIT F - Page 2

                        SIGNATURE PAGE OF RECOGNITION OF
                        --------------------------------
                     COVENANTS, CONDITIONS AND RESTRICTIONS
                     --------------------------------------

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    "Landlord":

                                    AEW/PARKER, LLC,
                                    a California limited liability company

                                    By:  Eastrich Aliso, LLC,
                                         a Delaware limited liability company,
                                         Member - Manager

                                         By:__________________________________
                                              James Flynn
                                              Authorized Signatory

                                    "Tenant":

                                    __________________________________________
                                    a ________________________________________

                                    By:_______________________________________

                                     Its:_____________________________________

                                    By:_______________________________________

                                     Its:_____________________________________


                               EXHIBIT F - Page 3

                                   EXHIBIT G
                                   ---------

                            FORM OF LETTER OF CREDIT
                            ------------------------

                       (Letterhead of a money center bank
                          acceptable to the Landlord)

June 3, 1999


AEW/Parker, LLC
c/o Parker Properties
95 Enterprise, Suite 300
Aliso Viejo, California 92656

Ladies and Gentlemen:

     We hereby establish our Irrevocable Letter of Credit and authorize you to draw on us at sight for the account of eCommercial.com, a Nevada corporation the aggregate amount of Two Hundred Thirty Thousand Four Hundred and No/100 Dollars ($230,400.00) (the "L-C Amount"). If Tenant has not been in default under that certain Lease dated June 3, 1999 (the "Lease"), between AEW\Parker LLC, a California limited liability company, and eCommercial.com, a Nevada corporation, the L-C Amount shall be reduced during the initial "Lease Term," as that term is defined in the Lease, as follows: commencing on the first day of the second
(2nd) "Lease Year," as that term is defined in the Lease, the L-C Amount shall be reduced to One Hundred Fifteen Thousand and No/100 Dollars ($115,000.00); and commencing on the first day of the third (3rd) Lease Year, the L-C Amount shall be reduced to Zero Dollars ($0.00).

     Funds under this Letter of Credit are available to the beneficiary hereof as follows:

     Any or all of the sums hereunder may be drawn down at any time and from time to time from and after the date hereof by AEW\Parker, LLC ("Beneficiary") when accompanied by this Letter of Credit and a written statement signed by a representative of Beneficiary, certifying that such moneys are due and owing to Beneficiary, and a sight draft executed and endorsed by a representative of Beneficiary.

     This Letter of Credit is transferable in its entirety. Should a transfer be desired, such transfer will be subject to the return to us of this advice, together with written instructions.

     The amount of each draft must be endorsed on the reverse hereof by the negotiating bank. We hereby agree that this Letter of Credit shall be duly honored upon presentation and delivery of the certification specified above.

     This Letter of Credit shall expire on ______________.

     Notwithstanding the above expiration date of this Letter of Credit, the term of this Letter of Credit shall be automatically renewed for successive, additional one (1) year periods unless, at least thirty (30) days prior to any such date of expiration, the undersigned shall give written notice to Beneficiary, by certified mail, return receipt requested and at the address set forth above or at such other address as may be given to the undersigned by Beneficiary, that this Letter of Credit will not be renewed.

     This Letter of Credit is governed by the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication 400.


                               Very truly yours,

                               (Name of Issuing Bank)


                               By:__________________________________


                              EXHIBIT G - Page 1